EXHIBIT 10.1

Share Exchange Agreement

BETWEEN

PLAYBOX (US), INC.

– and –

MOUNTAIN SHARE TRANSFER LLC

– and –

HYDRO POWER TECHNOLOGIES INC.

– and –

THE SHAREHOLDERS OF

HYDRO POWER TECHNOLOGIES INC.

LISTED IN APPENDIX “A” HERETO

DECEMBER 31, 2019

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EXECUTION VERSION

TABLE OF CONTENTS

(continued)

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EXECUTION VERSION

SHARE exchange AGREEMENT

THIS AGREEMENT (the “Agreement”) is dated as of December 31, 2019

BETWEEN:

PLAYBOX (US), INC., a corporation incorporated

under the laws of Wyoming, U.S.A.

(“PlayBox”)

-	And -

MOUNTAIN SHARE TRANSFER LLC

(the “Trustee”)

-	And -

HYDRO POWER TECHNOLOGIES INC., a company incorporated

under the laws of Ontario

(“HPT”)

-	And -

THOSE SHAREHOLDERS OF HPT LISTED IN

APPENDIX “A” HERETO

(the “HPT Shareholders”)

Recitals:

A.	PlayBox has an authorized share structure consisting of 5,000,000,000 shares of common shares (“Common Shares”), 1,000,000 series A preferred shares (“Series A Preferred Shares”), 20,000,000 series B preferred shares, 10,000,000 series C preferred shares, 30,000,000 series D preferred shares, 30,000,000 series E preferred shares (“Series E Preferred Shares”), and 10,000,000 series F preferred shares, of which only 1,056,592,936 Common Shares, 110 Series A Preferred Shares, and 4,054,879 Series E Preferred Shares are currently issued and outstanding.

B.	The Trustee is the registered owner of 1,000,000,000 restricted Common Shares.

C.	HPT has an authorized share structure consisting of an unlimited number of common shares of which 109,920,000 common shares (the “HPT Shares”) are currently issued and outstanding.

D.           The HPT Shareholders are the registered and beneficial owner of the HPT Shares.

E.            The HPT Shareholders wish to sell and the Trustee wishes to purchase from the HPT Shareholders, the HPT Shares, the purchase price of which shall be satisfied by the Trustee through the transfer of 120,912,000 restricted Common Shares (“Consideration Shares”)

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owned by them to the HPT Shareholders (the “Share Exchange”), full details of which are set forth in Appendix “B” to this Agreement.

THEREFORE, the Parties agree as follows:

Article 1
RECITALS AND INTERPRETATION

1.1	Appendix and Recitals

The Parties to this Agreement acknowledge that each Appendix and the foregoing Recitals to the Agreement are true and correct and hereby incorporated by reference and made part of this Agreement.

1.2	Definitions

In this Agreement, the following terms have the following meanings:

1.2.1	“Books and Records” means all books, ledgers, files, lists, reports, plans, logs, deeds, surveys, correspondence, operating records, Tax Returns and other data and information, including all data and information stored on computer-related or other electronic media, of and related to PlayBox or the Business of HPT.

1.2.2	“Business” means with respect to HPT, the business of developing new innovative green hydropower technology options to utility providers throughout the world, and with respect to PlayBox, the business of providing software applications that provide artists and content owners with a range of services which incorporate multimedia music formats accessible through the internet.
1.2.3	“Business Day” means any day excluding a Saturday, Sunday or statutory holiday in the Province of Ontario.
1.2.4	“Claim” means any claim, demand, action, cause of action, suit, arbitration, investigation, proceeding, complaint, grievance, charge, prosecution, assessment or reassessment, including any appeal or application for review.
1.2.5	“Closing” means the completion of the sale to and purchase by the Trustee of the HPT Shares, and the transfer of the Consideration Shares to the HPT Shareholders, under the terms of this Agreement.
1.2.6	“Closing Date” means any date that the Parties may agree to complete the Closing is the date upon which the Closing will take place.
1.2.7	“Closing Time” means any time (Eastern time) on the Closing Date or any other time on the Closing Date as may be agreed by the Parties.
1.2.8	“Communication” means any notice, demand, request, consent, approval or other communication which is required or permitted by this Agreement to be given or made by a Party.
1.2.9	“Contract” means any agreement, understanding, undertaking, commitment, licence or lease, whether written or oral.
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1.2.10	“CRA” means the Canada Revenue Agency.
1.2.11	“Encumbrance” means any security interest, mortgage, charge, pledge, hypothec, lien, encumbrance, restriction, option, adverse claim or other encumbrance of any kind.
1.2.12	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
1.2.13	“Financial Statements” means HPT’s two-year unaudited financial statements as at September 30, 2019 attached to this Agreement as Appendix “D”.
1.2.14	“Governmental Authority” means:
1.2.14.1	any federal, provincial, state, local, municipal, regional, territorial, aboriginal, or other government, governmental or public department, branch, ministry, or court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of any of them exercising or entitled to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory, or taxing authority or power of any nature; and
1.2.14.2	any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of them, and any subdivision of any of them.
1.2.15	“Government Official” means:
1.2.15.1	Any official, officer, employee, or representative of, or any person acting in an official capacity for or on behalf of, any Government Authority;
1.2.15.2	Any salaried political party official, elected member of political office or candidate for political office; or
1.2.15.3	Any company, business, enterprise or other entity owned or controlled by any person described in the foregoing clauses.
1.2.16	“HPT Constating Documents” means the certificate and articles of incorporation of HPT dated December 4, 2013, the certificate and articles of amendment dated May 1, 2014, and the certificate and articles of amendment dated March 1, 2017.
1.2.17	“HPT Leased Premises” means any premises leased by HPT.
1.2.18	“Intellectual Property” means all trade-marks and trade-mark applications, trade names, certification marks, patents and patent applications, copyrights, domain names, industrial designs, trade secrets, know-how, formulae, processes, inventions, technical expertise, research data and other similar property, owned by or licensed to HPT or PlayBox, including all associated registrations and applications for registration, and all associated rights, including moral rights.
1.2.19	“IRS” means the Internal Revenue Service.
1.2.20	“ITA” means the Income Tax Act (Canada).
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1.2.21	“Knowledge of PlayBox” means the knowledge that Aldo Rotondi either has, or would have obtained, after having made or caused to be made all reasonable inquiries necessary to obtain informed knowledge, including inquiries of the records and of management who are reasonably likely to have knowledge of the relevant matter.
1.2.22	“Knowledge of HPT” means the knowledge that Michael Shamber has, or would have obtained, after having made or caused to be made all reasonable inquiries necessary to obtain informed knowledge, including inquiries of the records and of management who are reasonably likely to have knowledge of the relevant matter.
1.2.23	“Law” or “Laws” means any domestic or foreign statute, law, ordinance, rule, regulation, treaty, or regulatory policy, guideline, code, by-law or order that applies in whole or part to the applicable services, situations or events under this Agreement.
1.2.24	“Loss” means any loss, liability, damage, cost, expense, charge, fine, penalty or assessment, including:
1.2.24.1	the reasonable costs and expenses of any action, suit, proceeding, demand, assessment, judgment, settlement or compromise; and
1.2.24.2	all interest, fines and penalties.
1.2.25	“Material Adverse Effect” means an effect resulting from any change, event, occurrence or state of facts, either individually or in the aggregate, that:
1.2.25.1	is, or would reasonably be expected to be, material and adverse to the business, condition (financial or otherwise), properties, assets (tangible or intangible), liabilities (whether absolute, accrued, conditional, contingent or otherwise), capitalization, operations or results of operations of either PlayBox or HPT;

except that:

1.2.25.2	any change, event, occurrence or state of facts relating to:
1.2.25.2.1	conditions affecting the hydro power industry generally in jurisdictions in which HPT carries on business, including changes generally accepted accounting principles, Laws or Taxes;
1.2.25.2.2	general economic conditions, or financial, credit, currency exchange, securities or commodities markets in general; or
1.2.25.2.3	war, armed hostilities or acts of terrorism,

will not result in a Material Adverse Effect unless it relates primarily to (or has the effect of relating primarily to) either PlayBox or HPT, or adversely affects either PlayBox or HPT, disproportionately, compared to other businesses of similar size operating in the same industry as either PlayBox or HPT;

1.2.25.3	the failure of PlayBox or HPT to meet any internal or published projections or estimates of revenues, cash flow or earnings, in and of itself, will not constitute or result in a Material Adverse Effect (but the state of facts underlying that failure may
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be considered to determine whether that state of facts results in a Material Adverse Effect); and

1.2.25.4	any action taken (or not taken) by PlayBox or HPT that is required to be taken (or not taken) under this Agreement or that is consented to by PlayBox or HPT in writing will not result in a Material Adverse Effect.
1.2.26	“Material Contract” means a Contract to which PlayBox or HPT is a party or is bound that:
1.2.26.1	involves or may result in the payment of money or money’s worth by or to PlayBox or HPT in an amount in excess of $50,000;
1.2.26.2	has an unexpired term of more than two years (including renewals);
1.2.26.3	cannot be terminated by PlayBox or HPT without penalty upon less than 90 days’ notice; or
1.2.26.4	the termination of which, or under which the loss of rights, would have a material and adverse effect on the business, condition (financial or otherwise), properties, assets (tangible or intangible), liabilities (whether absolute, accrued, conditional, contingent or otherwise), capitalization, operations or results of operations of PlayBox or HPT.
1.2.27	“Parties” means PlayBox, HPT, the Trustee and the HPT Shareholders, collectively, and “Party” means any one of them.
1.2.28	“Permits” has the meaning set out in Sections 4.2.23 and 4.4.22.
1.2.29	“Permitted Encumbrances” means:
1.2.29.1	unregistered liens for municipal Taxes, assessments or similar charges incurred by PlayBox or HPT in the ordinary course of its Business that are not yet due and payable;
1.2.29.2	inchoate mechanic’s, construction and carrier’s liens and other similar liens arising by operation of law or statute in the ordinary course of PlayBox’s or HPT’s Business for obligations which are not delinquent and will be paid or discharged in the ordinary course of PlayBox’s or HPT’s Business, as applicable;
1.2.29.3	unregistered Encumbrances of any nature claimed or held by any Governmental Authority under any applicable Law, except for unregistered liens for unpaid realty Taxes, assessments and public utilities;
1.2.29.4	title defects which are of a minor nature and in the aggregate, do not materially impair the value or use of any of the PlayBox Leased Premises or HPT Leased Premises;
1.2.29.5	any right of expropriation conferred upon, reserved to or vested in any Governmental Authority under any applicable Law;
1.2.29.6	zoning restrictions, easements and rights of way or other similar Encumbrances or privileges in respect of real property which in the aggregate, do not materially
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impair the value or use of any of the PlayBox Leased Premises or HPT Leased Premises;

1.2.29.7	Encumbrances created by others upon other lands over which there are easements, rights-of-way, licences or other rights of user in favour of the PlayBox Leased Premises or the HPT Leased Premises and which do not materially impede the use of the easements, rights-of-way, licences or other rights of user for the purposes for which they are held; and
1.2.29.8	any Encumbrance which the Parties have expressly agreed in writing to assume or accept under this Agreement.
1.2.30	“Person” will be broadly interpreted and includes:
1.2.30.1	a natural person, whether acting in his or her own capacity, or in his or her capacity as executor, administrator, estate trustee, trustee or personal or legal representative, and the heirs, executors, administrators, estate trustees, trustees or other personal or legal representatives of a natural person;
1.2.30.2	a corporation or a company of any kind, a partnership of any kind, a sole proprietorship, a trust, a joint venture, an association, an unincorporated association, an unincorporated syndicate, an unincorporated organization or any other association, organization or entity of any kind; and
1.2.30.3	a Governmental Authority.
1.2.31	“PlayBox Constating Documents” means the certificate and articles of incorporation of PlayBox dated April 1, 2005, the certificate of amendment dated April 12, 2006, the certificate of amendment dated April 26, 2010, the certificate of amendment dated May 13, 2010, the articles of domestication dated September 15, 2010, and the articles of amendment dated July 27, 2011.
1.2.32	“PlayBox Leased Premises” means any premises leased by PlayBox.
1.2.33	“Purchase Price” is defined in Section 0.
1.2.34	“SEC” means the United States Securities and Exchange Commission.
1.2.35	“Securities Act” means the United States Securities Act of 1933, as amended.
1.2.36	“Successors” means, as applicable, the heirs, executors, administrators, estate trustees, trustees, personal or legal representatives, successors and permitted assigns of a Person.
1.2.37	“Tax” or “Taxes” means all taxes, duties, fees, premiums, assessments, imposts, levies, rates, withholdings, dues, government contributions and other charges of any kind imposed by any Governmental Authority, whether direct or indirect, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof.
1.2.38	“Tax Law” means any Law that imposes Taxes or that deals with the administration or enforcement of liabilities for Taxes.
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1.2.39	“Tax Return” means any return, report, declaration, designation, election, undertaking, waiver, notice, filing, information return, statement, form, certificate or any other document or materials relating to Taxes, including any related or supporting information with respect to any of those documents or materials listed above in this Section 1.2.39, filed or to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of Taxes.

1.3	Certain Rules of Interpretation

1.3.1	Gender, etc. In this Agreement, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders.

1.3.2	Including. Every use of the words “including” or “includes” in this Agreement is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.
1.3.3	Division and Headings. The division of this Agreement into Articles and Sections, the insertion of headings and the inclusion of a table of contents are for convenience of reference only and do not affect the construction or interpretation of this Agreement.
1.3.4	Articles, Sections, etc. References in this Agreement to an Article, Section or Exhibit are to be construed as references to an Article, Section or Exhibit of this Agreement unless otherwise specified.
1.3.5	Time Periods. Unless otherwise specified in this Agreement, time periods within which or following which any calculation or payment is to be made, or action is to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day.
1.3.6	Statutory Instruments. Unless otherwise specified, any reference in this Agreement to any statute includes all regulations and subordinate legislation made under or in connection with that statute at any time, and is to be construed as a reference to that statute as amended, restated, supplemented, extended, re-enacted, replaced or superseded at any time.
1.3.7	Currency. All references to currency referred to in this Agreement are in U.S. dollars, unless expressly stated otherwise.

1.4	Governing Law

This Agreement is governed by, and is to be construed and interpreted in accordance with, the Laws of the Province of Ontario and the Laws of Canada applicable in that Province.

1.5	Entire Agreement

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no representations, warranties or other agreements between the Parties, express or implied, in connection with the subject matter of this Agreement except as specifically set out in this Agreement. No Party has been induced to enter into this Agreement in reliance on, and there will be no liability assessed, either in tort or contract, with respect to, any warranty,

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representation, opinion, advice or assertion of fact, except to the extent it has been reduced to writing and included as a term in this Agreement.

Article 2
PURCHASE AND SALE

2.1	Agreement of Purchase and Sale

As at the Closing Time, the HPT Shareholders shall sell, transfer, assign and convey to the Trustee all of their right, title and interest in and to the HPT Shares on the terms and subject to the conditions set out in this Agreement, and the Trustee shall buy the HPT Shares from the HPT Shareholders on those terms and subject to those conditions.

2.2	Purchase Price

The purchase price for the HPT Shares shall be equal to the fair market value of the HPT Shares (the “Purchase Price”).

2.3	Payment of Purchase Price

The Purchase Price shall be paid and satisfied by the Trustee by transferring, assigning, and conveying the Consideration Shares to the HPT Shareholders, full details of which are set forth in Appendix “B” to this Agreement.

2.4	Price Adjustment Clause

The intention of the Parties is that the fair market value of the consideration for the HPT Shares is to be equal to the fair market value of the Consideration Shares on the Closing Date. If, at a subsequent time, the fair market value of the HPT Shares is determined for any reason, including without limitation:

2.4.1	by agreement by the Parties;
2.4.2	under a settlement approved by the Parties and either the CRA or IRS, as applicable; or
2.4.3	under a determination by the either the CRA or the IRS, or a court of competent jurisdiction (beyond the time for any right of further appeal, or by the expiry or waiver of the time for the right to appeal that determination), to be different from the fair market value of the consideration given by the Trustee to the HPT Shareholders pursuant to this Agreement for the HPT Shares, then:

2.4.4	the HPT Shareholders and the Trustee will make the appropriate adjustments so that the fair market value of the consideration given by them to the HPT Shareholders for the HPT Shares is equal to the fair market value of the HPT Shares as on the Closing Date (as re-determined and approved by the HPT Shareholders and the Trustee in accordance with this Section 2.4) by adjusting the amount of the consideration given by them under Section 0, or otherwise as the Parties see fit; and
2.4.5	any adjustment under this Section 2.4 will be made effective as of the Closing Date.

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2.5	Directors and Officers of PlayBox

From and after the Closing Time, the directors and officers of PlayBox shall be those directors and officers set forth on Appendix “C” herein.

Article 3

HPT TRANSFER AND BUSINESS CONTINUATION

3.1                  HPT Transfer and Business Continuation

Simultaneously with the completion of the Share Exchange:

3.1.1	HPT shall transfer to PlayBox, and PlayBox shall agree to accept, all of HPT’s property, including Intellectual Property, rights, interests, liabilities, and obligations on an “as-is” “where-is” basis; and

3.1.2	The Business formerly conducted by HPT shall be continued by PlayBox.

Article 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations Relating to the Trustee

The Trustee represents and warrants to HPT and the HPT Shareholders as follows, and acknowledges that HPT and the HPT Shareholders are relying upon these representations and warranties in connection with the sale of the HPT Shares to the Trustee and receipt of the Consideration Shares:

4.1.1	Capacity and Authority. The Trustee has all necessary corporate power, authority and capacity to enter into and perform its obligations under this Agreement.
4.1.2	Binding Obligation. This Agreement has been duly executed and delivered by the Trustee and constitutes a valid and binding obligation of the Trustee, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and other Laws of general application limiting the enforcement of creditors’ rights generally and to the fact that equitable remedies, including specific performance, are discretionary and may not be ordered in respect of certain defaults.
4.1.3	Title to Consideration Shares. The Trustee is the legal and beneficial owner of the Consideration Shares and has good title to them, free and clear of any Encumbrance. At Closing, the Trustee will have the absolute and exclusive right to sell those Consideration Shares to the HPT Shareholders as contemplated by this Agreement.
4.1.4	Absence of Conflict. None of the execution and delivery of this Agreement by the Trustee, the performance of the Trustee’s obligations under this Agreement, or the completion by them of the transactions contemplated by this Agreement will:
4.1.4.1	result in or constitute a breach of any term or provision of, or constitute a default under, any Contract to which the Trustee is a party or which affects the Consideration Shares owned by the Trustee;
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4.1.4.2	contravene any applicable Law; or
4.1.4.3	contravene any judgment, order, writ, injunction or decree of any Governmental Authority.

4.2	Representations Relating to PlayBox.

PlayBox represents and warrants to HPT and the HPT Shareholders as follows, and acknowledges that the HPT Shareholders are relying upon these representations and warranties in connection with the sale of the HPT Shares to the Trustee and receipt of the Consideration Shares:

4.2.1	Capacity and Authority. PlayBox has all necessary corporate power, authority and capacity to enter into and perform its obligations under this Agreement.
4.2.2	Binding Obligation. This Agreement has been duly executed and delivered by PlayBox and constitutes a valid and binding obligation of PlayBox, enforceable against PlayBox in accordance with its terms, subject to applicable bankruptcy, insolvency and other Laws of general application limiting the enforcement of creditors’ rights generally and to the fact that equitable remedies, including specific performance, are discretionary and may not be ordered in respect of certain defaults.
4.2.3	Restrictive Covenants. PlayBox is not a party to, or bound or affected by, any Contract containing any covenant expressly limiting its ability to compete in any line of business, or limiting its ability to transfer or move any of its assets or operations, or any covenant which could reasonably be expected to have a Material Adverse Effect.
4.2.4	Absence of Conflict. None of the execution and delivery of this Agreement by PlayBox, the performance of PlayBox’s obligations under this Agreement, or the completion by PlayBox of the transactions contemplated by this Agreement will:
4.2.4.1	result in or constitute a breach of any term or provision of, or constitute a default under, the PlayBox Constating Documents;
4.2.4.2	result in or constitute a breach of any term or provision of, or constitute a default under, any Contract to which PlayBox is a party or which affects the Consideration Shares;
4.2.4.3	result in the creation or imposition of any Encumbrance on the Consideration Shares;
4.2.4.4	contravene any applicable Law; or
4.2.4.5	contravene any judgment, order, writ, injunction or decree of any Governmental Authority.
4.2.5	Consents. PlayBox has obtained all consents, approvals or waivers required under any Material Contract in order to complete the transactions contemplated by this Agreement.
4.2.6	Regulatory Approvals. No authorization, approval, order or consent of, or filing with, any Governmental Authority is required on the part of PlayBox in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement.
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4.2.7	Subsidiary. PlayBox has no subsidiaries.
4.2.8	Corporate Existence of PlayBox. PlayBox has been duly incorporated and organized, and is validly existing and in good standing under the State Laws of Wyoming, U.S.A. No proceedings have been taken or authorized by PlayBox in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of PlayBox.
4.2.9	PlayBox Constating Documents. The PlayBox Constating Documents include all of the charter documents of PlayBox and are in full force and effect. No action has been taken to amend the PlayBox Constating Documents.
4.2.10	Capacity and Powers of PlayBox. PlayBox has all necessary corporate power, authority and capacity to own or lease its assets and to carry on its Business as currently being conducted.
4.2.11	No Purchase Rights. Accept as disclosed in this Agreement, no Person has any written or oral agreement or option or any right or privilege (whether by Law, pre-emptive, contractual or otherwise) capable of becoming an agreement or option, for:
4.2.11.1	the purchase of any Common Shares; or
4.2.11.2	the purchase of any of the assets of PlayBox, other than in the ordinary course of its Business.

4.2.12	Authorized and Issued Capital. PlayBox has an authorized share structure consisting of 5,000,000,000 Common Shares, 1,000,000 Series A Preferred Shares, 20,000,000 series B preferred shares, 10,000,000 series C preferred shares, 30,000,000 series D preferred shares, 30,000,000 Series E Preferred Shares, and 10,000,000 series F preferred shares, of which only 1,056,592,936 Common Shares, 110 Series A Preferred Shares, and 4,054,879 Series E Preferred Shares are currently issued and outstanding as fully paid shares with good title, free and clear of any Encumbrance.

4.2.13	Tax Matters. To the Knowledge of PlayBox, PlayBox has filed all Tax Returns, has paid all Taxes, and has deducted, withheld or collected, and remitted, all amounts to be deducted, withheld, collected or remitted, with respect to any Taxes, as required under all applicable Tax Laws. There are no Claims either in progress or pending, or, to the Knowledge of PlayBox, threatened against PlayBox, in connection with any Taxes.

4.2.14	Absence of Undisclosed Liabilities. PlayBox does not have any material outstanding indebtedness or any liabilities or obligations (whether accrued, absolute, contingent or otherwise, including under any guarantee of any debt) which are not properly reflected or reserved against in PlayBox’s most recent financial statements. For the purposes of this Section 4.2.17 only, “material” shall be defined as any indebtedness, liabilities or obligations owing to any third party in excess of $50,000.
4.2.15	Material Adverse Effect. Since the date of PlayBox’s most recent financial statements, PlayBox has carried on business in the ordinary course and there has not been any change that has had, or could be reasonably expected to have, a Material Adverse Effect on the Business or financial position, condition, assets or properties.
4.2.16	Title to Assets. PlayBox owns, possesses and has good and marketable title to all of its undertakings, property and assets not otherwise the subject of specific representations and
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warranties in this Section 4.2, free and clear of all Encumbrances other than Permitted Encumbrances. The undertakings, property and assets of PlayBox comprise all of the undertakings, property and assets necessary to carry on its Business as it is currently operated.

4.2.17	Real Property. PlayBox does not own any lands or premises.
4.2.18	Intellectual Property. All necessary legal steps have been taken by PlayBox to preserve their rights to their Intellectual Property. The Intellectual Property that is owned by PlayBox is owned free and clear of any Encumbrances, other than Permitted Encumbrances. The use by PlayBox of any Intellectual Property owned by third parties is valid, and PlayBox is not in default or breach of any licence agreement relating to that Intellectual Property, and there exists no state of facts which, after notice or lapse of time or both, would constitute a default or breach under that Intellectual Property. To the Knowledge of PlayBox, the conduct by PlayBox of its Business does not infringe the Intellectual Property of any Person.
4.2.19	Compliance with Laws. PlayBox is conducting its Business in compliance with all applicable Laws, and PlayBox has not received notice of any violation by PlayBox of any Laws.
4.2.20	Permits.
4.2.20.1	PlayBox has obtained and is in compliance with all material licences, permits, approvals, certificates, consents, orders, grants, procedures and standards and other authorizations of or from any Governmental Authority that are applicable to PlayBox, or are necessary to conduct the Business as it is now being conducted (collectively, the “Permits” for this Section 4.2.23).
4.2.20.2	PlayBox has, or has had on its behalf, filed, declared, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Laws to keep the Permits in good standing and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).
4.2.20.3	All of the Permits are in full force and effect and there has not occurred since incorporation any violation of, or any default under, or any event or claim giving rise to or potentially giving rise to any right of termination, revocation, adverse modification, non-renewal, suspension, or cancellation of any Permit, no application or proceeding is pending or, to the Knowledge of PlayBox, threatened with respect to any of the foregoing and no Governmental Authority has provided PlayBox with notice of any of the foregoing, except for any such violation, default or event as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
4.2.21	Environmental Conditions. To the Knowledge of PlayBox, PlayBox has conducted its operations and has used its facilities (both those now occupied and those, if any, previously occupied) at all times in conformity with all applicable environmental and occupational health and safety laws, regulations, permits, licences and certificates relating to environmental protection (including laws relating to the use, manufacture, refinement, treatment, storage, handling, transportation, processing and disposition of hazardous substances) and occupational safety and health.
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4.2.22	Employees and Consultants. PlayBox does not have any employees or consultants other than those disclosed in writing to HPT.
4.2.23	Litigation. There are no Claims, whether or not purportedly on behalf of or against PlayBox, pending, commenced, or, to the Knowledge of PlayBox, threatened, that might reasonably be expected to have a Material Adverse Effect or that might result in an Encumbrance against the undertakings, property or assets of PlayBox.
4.2.24	OTC Markets Reports. PlayBox has filed all disclosures and reports with the OTC Markets Group which are required to be marked PINK Current (collectively, the “PlayBox OTC Markets Reports”). Of those filings which were made, PlayBox warrants that the PlayBox OTC Markets Reports (a) complied as to form in all material respects with the applicable requirements of the SEC, the Securities Act, and/or the Exchange Act, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.3	Representations Relating to the HPT Shareholders

The HPT Shareholders represent and warrant to the Trustee, and PlayBox as follows, and acknowledge that the Trustee and PlayBox are relying upon these representations and warranties in connection with the purchase of the HPT Shares by the Trustee:

4.3.1	Binding Obligation. This Agreement has been duly executed and delivered by the HPT Shareholders and constitutes a valid and binding obligation of the HPT Shareholders, enforceable against the HPT Shareholders in accordance with its terms, subject to applicable bankruptcy, insolvency and other Laws of general application limiting the enforcement of creditors’ rights generally and to the fact that equitable remedies, including specific performance, are discretionary and may not be ordered in respect of certain defaults.

4.3.2	Title to HPT Shares. The HPT Shareholders are the legal and beneficial owners of the HPT Shares set forth opposite their names in Appendix “A” attached hereto, and have good title to them, free and clear of any Encumbrance. At Closing, the HPT Shareholders will have the absolute and exclusive right to sell the HPT Shares to the Trustee as contemplated by this Agreement.
4.3.3	Absence of Conflict. None of the execution and delivery of this Agreement by the HPT Shareholders, the performance of the HPT Shareholders’ obligations under this Agreement, or the completion by the HPT Shareholders of the transactions contemplated by this Agreement will:
4.3.3.1	result in or constitute a breach of any term or provision of, or constitute a default under, any Contract to which the HPT Shareholders are a party or which affects the HPT Shares owned by the HPT Shareholders;
4.3.3.2	contravene any applicable Law; or
4.3.3.3	contravene any judgment, order, writ, injunction or decree of any Governmental Authority.

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EXECUTION VERSION
4.4	Representations Relating to HPT

HPT represents and warrants to the Trustee and PlayBox as follows, and acknowledges that the Trustee and PlayBox are relying upon these representations and warranties in connection with the purchase of the HPT Shares by the Trustee:

4.4.1	Capacity and Authority. HPT has all necessary corporate power, authority and capacity to enter into and perform its obligations under this Agreement.
4.4.2	Binding Obligation. This Agreement has been duly executed and delivered by HPT and constitutes a valid and binding obligation of HPT, enforceable against HPT in accordance with its terms, subject to applicable bankruptcy, insolvency and other Laws of general application limiting the enforcement of creditors’ rights generally and to the fact that equitable remedies, including specific performance, are discretionary and may not be ordered in respect of certain defaults.
4.4.3	Restrictive Covenants. HPT is not a party to, or bound or affected by, any Contract containing any covenant expressly limiting its ability to compete in any line of business, or limiting its ability to transfer or move any of its assets or operations, or any covenant which could reasonably be expected to have a Material Adverse Effect.
4.4.4	Absence of Conflict. None of the execution and delivery of this Agreement by HPT, the performance of HPT’s obligations under this Agreement, or the completion by HPT of the transactions contemplated by this Agreement will:
4.4.4.1	result in or constitute a breach of any term or provision of, or constitute a default under, the HPT Constating Documents;
4.4.4.2	result in or constitute a breach of any term or provision of, or constitute a default under, any Contract to which HPT is a party or which affects the HPT Shares;
4.4.4.3	result in the creation or imposition of any Encumbrance on the HPT Shares;
4.4.4.4	contravene any applicable Law; or
4.4.4.5	contravene any judgment, order, writ, injunction or decree of any Governmental Authority.
4.4.5	Consents. HPT has obtained all consents, approvals or waivers required under any Material Contract in order to complete the transactions contemplated by this Agreement.
4.4.6	Regulatory Approvals. No authorization, approval, order or consent of, or filing with, any Governmental Authority is required on the part of HPT in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement.
4.4.7	Competition Act. HPT has assets in Canada with an aggregate value of less than $92,000,000 and the annual gross revenues from sales in or from Canada generated from those assets is less than $92,000,000, in each case as determined in accordance with the Competition Act.
4.4.8	Subsidiary. HPT has no subsidiaries.
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EXECUTION VERSION
4.4.9	Corporate Existence of HPT. HPT has been duly incorporated and organized, and is validly existing and in good standing under the Business Corporations Act (Ontario). No proceedings have been taken or authorized by HPT in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of HPT.
4.4.10	HPT Constating Documents. The HPT Constating Documents include all of the charter documents of HPT and are in full force and effect. No action has been taken to amend the HPT Constating Documents.
4.4.11	Capacity and Powers of HPT. HPT has all necessary corporate power, authority and capacity to own or lease its assets and to carry on its Business as currently being conducted.
4.4.12	Authorized and Issued Capital. The authorized capital of HPT consists of an unlimited number of HPT Shares of which 109,920,000 HPT Shares are issued and outstanding as fully paid shares with good title, free and clear of any Encumbrances.
4.4.13	Holders of HPT Shares. The HPT Shareholders own all of the issued and outstanding HPT Shares. A true and complete list of all HPT Shareholders with the number of HPT Shares owned by each HPT Shareholder is set out in Appendix “A” herein.
4.4.14	No Purchase Rights. Except as disclosed in the Agreement, no Person has any written or oral agreement or option or any right or privilege (whether by Law, pre-emptive, contractual or otherwise) capable of becoming an agreement or option, including HPT Shares, warrants or convertible obligations of any kind, for:
4.4.14.1	the purchase of any HPT Shares of HPT; or
4.4.14.2	other than PlayBox, the purchase of any of the assets of HPT, other than in the ordinary course of its Business.
4.4.15	Tax Matters. To the Knowledge of HPT, HPT has filed all Tax Returns, has paid all Taxes, and has deducted, withheld or collected, and remitted, all amounts to be deducted, withheld, collected or remitted, with respect to any Taxes, as required under all applicable Tax Laws. There are no Claims either in progress or pending, or, to the Knowledge of the HPT, threatened against HPT, in connection with any Taxes.
4.4.16	Absence of Undisclosed Liabilities. HPT does not have any material outstanding indebtedness or any liabilities or obligations (whether accrued, absolute, contingent or otherwise, including under any guarantee of any debt) which are not properly reflected or reserved against HPT’s Financial Statements which are attached hereto as Appendix “D”. For the purposes of this Section 4.4.16 only, “material” shall be defined as any indebtedness, liabilities or obligations owing to any third party in excess of $10,000.
4.4.17	Material Adverse Effect. Since the date of HPT’s Financial Statements, HPT has carried on business in the ordinary course and there has not been any change that has had, or could be reasonably expected to have, a Material Adverse Effect on the Business or financial position, condition, assets or properties.
4.4.18	Title to Assets. HPT possesses and has good and marketable title to all of its undertakings, property and assets not otherwise the subject of specific representations and warranties in this Section 4.4, free and clear of all Encumbrances other than Permitted Encumbrances.
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EXECUTION VERSION

The undertakings, property and assets of HPT comprise all of the undertakings, property and assets necessary to carry on its Business as it is currently operated.

4.4.19	Intellectual Property. All necessary legal steps have been taken by HPT to preserve its rights to its Intellectual Property. The Intellectual Property that is owned by HPT is owned free and clear of any Encumbrances, other than Permitted Encumbrances. The use by HPT of any Intellectual Property owned by third parties is valid, and HPT is not in default or breach of any licence agreement relating to that Intellectual Property, and there exists no state of facts which, after notice or lapse of time or both, would constitute a default or breach under that Intellectual Property. To the Knowledge of the HPT, the conduct by HPT of its Business does not infringe the Intellectual Property of any Person.
4.4.20	Real Property. HPT does not own any lands or premises.
4.4.21	Compliance with Laws. HPT is conducting its Business in compliance with all applicable Laws, and HPT has not received notice of any violation of any Laws.
4.4.22	Permits.
4.4.22.1	HPT has obtained and is in compliance with all material licences, permits, approvals, certificates, consents, orders, grants, procedures and standards and other authorizations of or from any Governmental Authority that are applicable to HPT, or are necessary to conduct the Business as it is now being conducted (collectively, the “Permits” for this Section 4.4.22).
4.4.22.2	HPT has, or have has on its behalf, filed, declared, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Laws to keep the Permits in good standing and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).
4.4.22.3	All of the Permits are in full force and effect and there has not occurred since incorporation any violation of, or any default under, or any event or claim giving rise to or potentially giving rise to any right of termination, revocation, adverse modification, non-renewal, suspension, or cancellation of any Permit, no application or proceeding is pending or, to the Knowledge of HPT, threatened with respect to any of the foregoing and no Governmental Authority has provided HPT with notice of any of the foregoing except for any such violation, default or event as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
4.4.23	Environmental Conditions. To the Knowledge of HPT, HPT has conducted its operations and has used its facilities (both those now occupied and those, if any, previously occupied) at all times in conformity with all applicable environmental and occupational health and safety laws, regulations, permits, licences and certificates relating to environmental protection (including laws relating to the use, manufacture, refinement, treatment, storage, handling, transportation, processing and disposition of hazardous substances) and occupational safety and health.
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EXECUTION VERSION
4.4.24	Litigation. There are no Claims, whether or not purportedly on behalf of or against HPT, pending, commenced, or, to the Knowledge of HPT , threatened, that might reasonably be expected to have a Material Adverse Effect or that might result in an Encumbrance against the undertakings, property or assets of HPT.

Article 5
COVENANTS

5.1	Delivery of Books and Records

On the Closing Date, HPT will cause to be delivered to PlayBox all of the Books and Records. PlayBox agrees that it will preserve the Books and Records so delivered to it for a period of seven years after the Closing Date, or for any longer period required by any applicable Law.

5.2	Tax Elections

PlayBox agrees that, at the request of the HPT Shareholders, it shall sign and execute all forms (each, a “Form”) prepared by the HPT Shareholders for the purpose of making necessary tax elections with respect to the transfer of the HPT Shares. It shall be the responsibility of the HPT Shareholders to prepare and file such Forms with the CRA. PlayBox shall not be liable for any damages arising to the HPT Shareholders for any errors or omissions made to or late filing of any Form.

Article 6
CLOSING CONDITIONS

6.1	Conditions for the Benefit of the Trustee

The obligation of the Trustee to complete the purchase of the HPT Shares, and the issuance of the Consideration Shares is subject to the satisfaction, or waiver by the Trustee, at or before the Closing Time, of the following conditions, which are for the sole benefit of the Trustee and which may be waived, in whole or in part, by the Trustee at any time without prejudice to the Trustee’s right to rely on any other condition precedent.

6.1.1	Covenants. HPT and the HPT Shareholders will have performed in all material respects its obligations required to be performed on or before the Closing Date under this Agreement.
6.1.2	Consents. All filings with, notifications to and consents from Governmental Authorities and third parties will have been made, given or obtained on terms acceptable to the Trustee, acting reasonably, so that the transactions contemplated by this Agreement may be completed without resulting in the breach of, or any default, termination, amendment or acceleration of any obligation under, any Permit or any licence of, or affecting the Business of, HPT.
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EXECUTION VERSION
6.1.3	Due Diligence. All legal, financial, business and technical due diligence on HPT will be completed to the satisfaction of the Trustee.
6.1.4	Deliveries. The HPT Shareholders will have delivered, or cause to be delivered, to the Trustee the following in form and substance satisfactory to them:
6.1.4.1	original share certificates representing the HPT Shares, duly endorsed by an effective endorsement for transfer to the Trustee;
6.1.4.2	certified copies of resolutions of the directors of HPT authorizing the transfer of the HPT Shares to the Trustee;
6.1.4.3	share certificates in the name of the Trustee for the HPT Shares transferred hereby;
6.1.4.4	the Books and Records; and
6.1.4.5	all other documentation and evidence reasonably requested by the Trustee in order to establish the due authorization and completion by HPT and the HPT Shareholders of the transactions contemplated by this Agreement, including the taking of all corporate proceedings by HPT required to effectively carry out its obligations under this Agreement.

6.2	Conditions for the Benefit of the HPT Shareholders

The obligation of the HPT Shareholders to complete the sale of the HPT Shares is subject to the satisfaction, or waiver by the HPT Shareholders, at or before the Closing Time, of the following conditions, which are for the sole benefit of the HPT Shareholders and which may be waived, in whole or in part, by the HPT Shareholders at any time without prejudice to the HPT Shareholders’ right to rely on any other condition precedent.

6.2.1	Covenants. The Trustee and PlayBox will have performed in all material respects its obligations required to be performed on or before the Closing Date under this Agreement.
6.2.2	Consents. All filings with, notifications to and consents from Governmental Authorities and third parties will have been made, given or obtained on terms acceptable to the HPT Shareholders, acting reasonably, so that the transactions contemplated by this Agreement may be completed without resulting in the breach of, or any default, termination, amendment or acceleration of any obligation under, any Permit or any licence of, or affecting the Business of, PlayBox.
6.2.3	No Trading Suspension. Trading in the Common Shares shall not have been suspended by any trading market.
6.2.4	Due Diligence. All legal, financial, business and technical due diligence on PlayBox will be completed to the satisfaction of the HPT Shareholders.
6.2.5	OTC Market Filings. All required OTC Markets filings to document the Share Exchange shall have been agreed to in draft form by the Parties.
6.2.6	Deliveries. The Trustee will have delivered to the HPT Shareholders the following in form and substance satisfactory to the HPT Shareholders:
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EXECUTION VERSION
6.2.6.1	Electronic share certificates representing the Consideration Shares issued in the name of the HPT Shareholders or as the HPT Shareholders shall direct in writing to the Trustee;
6.2.6.2	certified copies of resolutions of the directors of the Trustee and PlayBox authorizing: (i) the assignment and transfer of the Consideration Shares to the HPT Shareholders, and (ii) all other transactions contemplated by this Agreement including, but not limited to, the Post-Closing Share Exchanges; and
6.2.6.3	all documentation and other evidence reasonably requested by the HPT Shareholders in order to establish the due authorization and completion by the Trustee of the transactions contemplated by this Agreement, including the taking of all corporate proceedings by the board of directors and the shareholders of PlayBox required to effectively carry out the obligations of the Trustee under this Agreement.

Article 7
CLOSING ARRANGEMENTS

7.1	Closing

The Closing may take place at the Closing Time. All required documents may be delivered as originals or may be delivered by electronic transmission.

7.2	Closing Deliveries

At the Closing Time:

7.2.1	the HPT Shareholders will deliver or cause to be delivered to the Trustee the documents set out in Section 6.1.4 (Deliveries), including the original share certificates representing the HPT Shares in fully transferable form.

7.2.2	The Trustee will deliver or cause to be delivered to the HPT Shareholders the documents set out in Section 6.2.5 (Deliveries), including electronic share certificates representing the Consideration Shares.

Article 8

TERMINATION

8.1	Termination Rights

This Agreement may be terminated at any time before the Closing to take place:

8.1.1	by mutual written consent of the Trustee and the HPT Shareholders;

8.1.2	by the Trustee, upon written notice to the other Parties (specifying in reasonable detail the circumstances giving rise to the Trustee’s right to terminate):

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EXECUTION VERSION
8.1.2.1	if any of the conditions set out in Section 6.1 (Conditions for the Benefit of the Trustee) which has not been waived by them is not satisfied at or before the Closing Time,

provided that the failure to satisfy that condition is not the result, directly or indirectly, of the Trustee’s breach of this Agreement;

8.1.3	by the HPT Shareholders, upon written notice to the other Parties (specifying in reasonable detail the circumstances giving rise to the HPT Shareholders’ right to terminate):

8.1.3.1	if any of the conditions set out in Section 6.2 (Conditions for the Benefit of the HPT Shareholders) which have not been waived by the HPT Shareholders is not satisfied at or before the Closing Time, provided that the failure to satisfy that condition is not the result, directly or indirectly, of the breach of this Agreement by the HPT Shareholders or HPT.

8.2	Effect of Termination

If this Agreement is terminated in accordance with Section 0, the Parties will be released from all of their obligations under this Agreement, except that the termination of this Agreement at any time before the Closing to take place will not relieve any Party from any liability arising before that termination.

Article 9
GENERAL

9.1	Time of Essence

Time is of the essence in all respects of this Agreement.

9.2	Notices

Any Communication must be in writing and either:

9.2.1	delivered personally or by courier;
9.2.2	sent by prepaid registered mail; or
9.2.3	transmitted by e-mail or functionally equivalent electronic means of transmission, charges (if any) prepaid.

Any Communication must be sent to the intended recipient at its address as follows:

to PlayBox at:

5500 North Service Road, Suite 301

Burlington, Ontario L7L 6W6

Attention: Michael Shamber
Tel. No.: 905-218-3593
E-mail: mshamber@hydropowertechnologies.com

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EXECUTION VERSION

to the Trustee at:

2030 Powers Ferry Rd. SE

Suite # 212

Atlanta Ga. 30339

Attention: Erik Nelson

Tel. No.: (404)-474-3110
E-mail: esn@mountainsharetransfer.com

to HPT and the HPT Shareholders at:

4200 Morris Drive, Unit B

Burlington, ON

L7L 5L6

Attention: Michael Shamber
Tel. No.: 905-218-3593
E-mail: mshamber@hydropowertechnologies.com

or at any other address as any Party may at any time advise the others by Communication given or made in accordance with this Section 9.2. Any Communication delivered to the Party to whom it is addressed will be deemed to have been given or made and received on the day it is delivered at that Party’s address, provided that if that day is not a Business Day then the Communication will be deemed to have been given or made and received on the next Business Day. Any Communication sent by prepaid registered mail will be deemed to have been given or made and received on the fifth Business Day after which it is mailed. If a strike or lockout of postal employees is then in effect, or generally known to be impending, every Communication must be delivered personally or by courier or transmitted by facsimile, e-mail or functionally equivalent electronic means of transmission. Any Communication transmitted by e-mail or other functionally equivalent electronic means of transmission will be deemed to have been given or made and received on the day on which it is transmitted; but if the Communication is transmitted on a day which is not a Business Day or after 4:00 p.m.(local time of the recipient), the Communication will be deemed to have been given or made and received on the next Business Day.

9.3	Severability

Each Section of this Agreement is distinct and severable. If any Section of this Agreement, in whole or in part, is or becomes illegal, invalid, void, voidable or unenforceable in any jurisdiction by any court of competent jurisdiction, the illegality, invalidity or unenforceability of that Section, in whole or in part, will not affect:

9.3.1	the legality, validity or enforceability of the remaining Sections of this Agreement, in whole or in part; or
9.3.2	the legality, validity or enforceability of that Section, in whole or in part, in any other jurisdiction.

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EXECUTION VERSION
9.4	Submission to Jurisdiction

Each of the Parties irrevocably and unconditionally submits and attorns to the exclusive jurisdiction of the courts of the Province of Ontario to determine all issues, whether at law or in equity, arising from this Agreement. To the extent permitted by applicable Law, each of the Parties:

9.4.1	irrevocably waives any objection, including any claim of inconvenient forum, that it may now or in the future have to the venue of any legal proceeding arising out of or relating to this Agreement in the courts of that Province, or that the subject matter of this Agreement may not be enforced in those courts;

9.4.2	irrevocably agrees not to seek, and waives any right to, judicial review by any court which may be called upon to enforce the judgment of the courts referred to in this Section 9.4, of the substantive merits of any suit, action or proceeding; and
9.4.3	to the extent that Party has or may acquire any immunity from the jurisdiction of any court or from any legal process, whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise, with respect to itself or its property, irrevocably waives that immunity in respect of its obligations under this Agreement.

9.5	Amendment and Waiver

No amendment, discharge, restatement, supplement, termination or waiver of this Agreement or any Section of this Agreement is binding unless it is in writing and executed by the Party to be bound. No waiver of, failure to exercise or delay in exercising, any Section of this Agreement constitutes a waiver of any other Section (whether or not similar) nor does any waiver constitute a continuing waiver unless otherwise expressly provided.

9.6	Further Assurances

Each Party will, at the requesting Party’s expense, execute and deliver any further agreements and documents and provide any further assurances, undertakings and information as may be reasonably required by the requesting Party to give effect to this Agreement.

9.7	Assignment and Enurement

Neither this Agreement nor any right or obligation under this Agreement may be assigned by any Party without the prior written consent of the other Parties. This Agreement enures to the benefit of and is binding upon the Parties and their respective Successors.

9.8	Counterparts and Electronic Delivery

This Agreement may be executed and delivered by the Parties in counterparts, each of which will be an original, and each of which may be delivered by e-mail or other functionally equivalent electronic means of transmission, and those counterparts will together constitute one and the same instrument.

9.9	Costs and Expenses

Except as otherwise specified in this Agreement, all costs and expenses (including the fees and disbursements of accountants, financial advisors, legal counsel and other professional advisers) incurred in connection with the negotiation and settlement of this Agreement, and the completion of the

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EXECUTION VERSION

transactions contemplated by this Agreement, are to be paid by the Party incurring those costs and expenses.

9.10	Tender

Any tender of documents or money to the Parties under this Agreement may be made upon the Parties or their respective counsel.

9.11	Public Announcements

All public announcements, press releases and publicity concerning this Agreement, or the transactions contemplated by this Agreement, must be jointly planned and co-ordinated by PlayBox, the Trustee, HPT, and the HPT Shareholders and no Party will act unilaterally in this regard without the prior consent of the other Parties. Nothing in this Section 9.10 will limit the ability of a Party to make any announcements to employees, clients or other Persons having business relations with a Party to the extent the Party, after consultation with the other Parties, reasonably determines in good faith that the announcement is necessary or advisable.

9.12	Equitable Remedies

The Parties acknowledge that the failure to comply with a covenant or obligation contained in this Agreement may give rise to irreparable injury to a Party, inadequately compensable in damages. Accordingly, a Party may seek to enforce the performance of this Agreement by injunction or specific performance upon application to a court of competent jurisdiction without proof of actual damage (and without the requirement of posting bond or other security).

9.13	No Contra Proferentem

This Agreement has been reviewed by each Party’s professional advisors, and revised during the course of negotiations between the Parties. Each Party acknowledges that this Agreement is the product of their joint efforts, that it expresses their agreement, and that, if there is any ambiguity in any of its provisions, no rule of interpretation favouring one Party over another based on authorship will apply.

9.14	Independent Legal Advice

Each of the Parties acknowledges that it has read and understands the terms and conditions of this Agreement and acknowledges and agrees that it has had the opportunity to seek, and was not prevented or discouraged by any other Party from seeking, any independent legal advice which it considered necessary before the execution and delivery of this Agreement and that, if it did not avail itself of that opportunity before signing this Agreement, it did so voluntarily without any undue pressure, and agrees that its failure to obtain independent legal advice will not be used by it as a defence to the enforcement of its obligations under this Agreement.

REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

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EXECUTION VERSION

Each of the Parties has executed and delivered this Agreement as of the date noted at the beginning of this Agreement.

MOUNTAIN SHARE TRANSFER LLC

Per: /s/ Erik Nelson

________________________________

Name: Erik Nelson

Title: President

PLAYBOX (US), INC.

Per: /s/ Michael Shamber

________________________________

Name: Michael Shamber
Title: President

HYDROPOWER TECHNOLOGIES INC.

Per: /s/ Michael Shamber

_______________________________

Name: Michael Shamber
Title: President

HYDROPOWER TECHNOLOGIES INC. by and on behalf of the hpt shareholders

Per: /s/ Michael Shamber

_______________________________

Name: Michael Shamber
Title: President

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EXECUTION VERSION

APPENDIX “A”

HPT SHAREHOLDERS

Name of HPT Shareholder	# of HPT Shares
2119340 Ontario Inc.	1,050,000
A.P.E. Ventures No. 6 Ltd.	1,600,000
Samer Alabed	100,000
Alrae Investments Inc.	400,000
Hans Auer	60,000
Katharina Auer	10,000
BAS Holding Corp.	150,000
Tatyana Bakun	300,000
Doug Baskott	20,000
Shayne Baskott	20,000
Susan Bennett	100,000
Darrell Bishop	100,000
Mike Bouchard	50,000
Warren Bravo	100,000
Doug Cameron	40,000
Centaure Capital Holdings Corp.	1,600,000
Chuck Caruana	300,000
Kelly Clairmont	100,000
Rob Clairmont	100,000
Dave Cliff	100,000
Des Cobble	3,000,000
Dale Conacher	40,000
Mike Deboer	80,000
Robert Dickenson	1,000,000
Derek Downes	510,000
Fortune Capital Management Inc.	500,000
Stacy Finch	400,000
Al Foster	40,000
Ken Fox	40,000
G&S Holdings Inc.	825,000
Joan Proudfoot	50,000
Vito Galloro	3,150,000
Allan Greenspoon	200,000
Loren Greenspoon	1,000,000
Karen Hauser	150,000
Mackenzie Hauser	100,000
Hillcore Capital Markets Ltd.	4,800,000
Paul Hosack	150,000
Michael Hubbs	25,000
Innil Systems Inc.	200,000
Jeff Inrig	50,000
John Jarego	100,000
Craig Jarvis	150,000
Java International Investments Corp.	1,250,000
John and Jackie Versfelt Joint Partner in Trust	500,000
Jeries Kakish	150,000
Karim Kanji	3,000,000
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EXECUTION VERSION

Shammit Kapur	325,000
John Kennedy	150,000
Ewa Kopij	20,000
Dariusz Kochanowski	30,000
Khaled Lababidi	50,000
Steven Leblanc	4,100,000
Jason Lewis	300,000
Graeme Lilley	780,000
Vince Lombardo	150,000
Justin Loncaric	100,000
Cal Lucyshyn	250,000
Albert Maringer	900,000
David Montgomery	3,000,000
Kevin Morgan	300,000
Jamie Myers	300,000
Janice Newman	100,000
Susan Nielsen	5,000
Nicole Nitschkie	200,000
Natasha Novikow Bowman	300,000
Chrissy Novikow	300,000
Jeanne Novikow	21,385,000
Justin Novikow	300,000
Jim O’Donnell	50,000
Noreen Oldfield	200,000
David Pahl	750,000
Marty Perusini	100,000
William Pfieffer	14,080,000
Krishnan Puri	25,000
Michael John Ross	10,000
Stan Ross	1,480,000
Edward Roundpoint	5,000,000
Marta Rozniatowska	34,000
Calvin Russell	150,000
Grant F. Sanders	15,868,500
Rodney Schluter	1,010,000
Raiya Shamber	100,000
Emerson Shamber	100,000
Michael Shamber	4,035,000
Jamie Sinclair	50,000
Alex Smolyarenko	7,500
Glen Sprague	400,000
Cliff Stewart	100,000
1498419 Ontario Inc.	140,000
Gary Summers	50,000
Miroslav Svraka	100,000
Darren Timmer	250,000
Tracey Tobin	100,000
Bob Turan	240,000
Mark Upsdell	1,400,000
Vince Macdonald Enterprises Ltd.	1,200,000
Tracey Walters	100,000
Wayne Macdonald Auctions	425,000
John Wilson	170,000
Edward Wenger	25,000
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EXECUTION VERSION

Murray Wood	450,000
Woodside Investments Corp.	215,000
Martin Van Sloun	400,000
109,920,000

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EXECUTION VERSION

APPENDIX “B”

SHARE EXCHANGE

Name of HPT Shareholder	HPT Shares: To the Trustee	Consideration Shares: To HPT Shareholders
2119340 Ontario Inc.	1,050,000	1,155,000
A.P.E. Ventures No. 6 Ltd.	1,600,000	1,760,000
Samer Alabed	100,000	110,000
Alrae Investments Inc.	400,000	440,000
Hans Auer	60,000	66,000
Katharina Auer	10,000	11,000
BAS Holding Corp.	150,000	165,000
Tatyana Bakun	300,000	330,000
Doug Baskott	20,000	22,000
Shayne Baskott	20,000	22,000
Susan Bennett	100,000	110,000
Darrell Bishop	100,000	110,000
Mike Bouchard	50,000	55,000
Warren Bravo	100,000	110,000
Doug Cameron	40,000	44,000
Centaure Capital Holdings Corp.	1,600,000	1,760,000
Chuck Caruana	300,000	330,000
Kelly Clairmont	100,000	110,000
Rob Clairmont	100,000	110,000
Dave Cliff	100,000	110,000
Des Cobble	3,000,000	3,300,000
Dale Conacher	40,000	44,000
Mike Deboer	80,000	88,000
Robert Dickenson	1,000,000	1,100,000
Derek Downes	510,000	561,000
Fortune Capital Management Inc.	500,000	550,000
Stacy Finch	400,000	440,000
Al Foster	40,000	44,000
Ken Fox	40,000	44,000
G&S Holdings Inc.	825,000	907,500
Joan Proudfoot	50,000	55,000
Vito Galloro	3,150,000	3,465,000
Allan Greenspoon	200,000	220,000
Loren Greenspoon	1,000,000	1,100,000
Karen Hauser	150,000	165,000
Mackenzie Hauser	100,000	110,000
Hillcore Capital Markets Ltd.	4,800,000	5,280,000
Paul Hosack	150,000	165,000
Michael Hubbs	25,000	27,500
Innil Systems Inc.	200,000	220,000
Jeff Inrig	50,000	55,000
John Jarego	100,000	110,000
Craig Jarvis	150,000	165,000
Java International Investments Corp.	1,250,000	1,375,000
John and Jackie Versfelt Joint Partner in Trust	500,000	550,000
28

EXECUTION VERSION

Jeries Kakish	150,000	165,000
Karim Kanji	3,000,000	3,300,000
Shammit Kapur	325,000	357,500
John Kennedy	150,000	165,000
Ewa Kopij	20,000	22,000
Dariusz Kochanowski	30,000	33,000
Khaled Lababidi	50,000	55,000
Steven Leblanc	4,100,000	4,510,000
Jason Lewis	300,000	330,000
Graeme Lilley	780,000	858,000
Vince Lombardo	150,000	165,000
Justin Loncaric	100,000	110,000
Cal Lucyshyn	250,000	275,000
Albert Maringer	900,000	990,000
David Montgomery	3,000,000	3,300,000
Kevin Morgan	300,000	330,000
Jamie Myers	300,000	330,000
Janice Newman	100,000	110,000
Susan Nielsen	5,000	5,500
Nicole Nitschkie	200,000	220,000
Natasha Novikow Bowman	300,000	330,000
Chrissy Novikow	300,000	330,000
Jeanne Novikow	21,385,000	23,523,500
Justin Novikow	300,000	330,000
Jim O’Donnell	50,000	55,000
Noreen Oldfield	200,000	220,000
David Pahl	750,000	825,000
Marty Perusini	100,000	110,000
William Pfieffer	14,080,000	15,488,000
Krishnan Puri	25,000	27,500
Michael John Ross	10,000	11,000
Stan Ross	1,480,000	1,628,000
Edward Roundpoint	5,000,000	5,500,000
Marta Rozniatowska	34,000	37,400
Calvin Russell	150,000	165,000
Grant F. Sanders	15,868,500	17,455,350
Rodney Schluter	1,010,000	1,111,000
Raiya Shamber	100,000	110,000
Emerson Shamber	100,000	110,000
Michael Shamber	4,035,000	4,438,500
Jamie Sinclair	50,000	55,000
Alex Smolyarenko	7,500	8,250
Glen Sprague	400,000	440,000
Cliff Stewart	100,000	110,000
1498419 Ontario Inc.	140,000	154,000
Gary Summers	50,000	55,000
Miroslav Svraka	100,000	110,000
Darren Timmer	250,000	275,000
Tracey Tobin	100,000	110,000
Bob Turan	240,000	264,000
Mark Upsdell	1,400,000	1,540,000
Vince Macdonald Enterprises Ltd.	1,200,000	1,320,000
Tracey Walters	100,000	110,000
Wayne Macdonald Auctions	425,000	467,500
29

EXECUTION VERSION

John Wilson	170,000	187,000
Edward Wenger	25,000	27,500
Murray Wood	450,000	495,000
Woodside Investments Corp.	215,000	236,500
Martin Van Sloun	400,000	440,000
	109,920,000	120,912,000

30

EXECUTION VERSION

APPENDIX “C”

DIRECTORS AND OFFICERS

Name	Title
Michael Shamber	President Director
Darren Tmmer	Secretary
Cal Lucyshyn	Chief Financial Officer
John Versfelt	Director

31

EXECUTION VERSION

APPENDIX “D”

HPT FINANCIAL STATEMENTS

32

EXECUTION VERSION

HYDRO POWER TECHNOLOGIES INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2018 AND 2017

(Expressed in Canadian Dollars)

33

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF FINANCIAL POSITION

(Expressed in Canadian dollars)

	AS AT JUNE 30, 2018	AS AT JUNE 30, 2017
ASSETS
Current Assets
Cash	$—	$521
HST Receivable	36,419	34,997
Prepaid expenses and deposits	5,547	5,547
Due from shareholder (Note 5)	—	—

Total Current Assets	41,965	41,065

Non-Current Assets
Equipment, net of accumulated depreciation	2,004	2,676
Deferred development costs (Note 4)	1,036,418	1,036,418
TOTAL ASSETS	$1,080,388	$1,080,159

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	191,130	188,386
Shareholder Loan (Note 5)	724,387	703,680
Total Current Liabilities	915,517	892,066

EQUITY
Share capital (Note 6)	1,060,505	1,060,505
Share subscriptions receivable (Note 6)	(10,505)	(10,505)
Deficit	(885,129)	(861,907)
TOTAL EQUITY	164,871	188,093
TOTAL LIABILITIES AND EQUITY	$1,080,388	$1,080,159

Going Concern (Note 1)

On behalf of the Board of Directors:

Grant Sanders - Director	Michael Shamber - Director

See accompanying notes to the financial statements.

34

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in Canadian dollars)

	Year ended June 30,
	2018	2017
Expenses
Consulting fees (Note 7)	$—	$42,500
Depreciation	672	839
Foreign exchange (gain) loss	—	—
Insurance	—	—
Office and miscellaneous	1,167	4,061
Professional fees	16,920	75,171
Rent	4,463	7,437

Net Loss and Comprehensive Loss For The Year	$(23,222)	$(130,008)

 See accompanying notes to financial statements.

35

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED JUNE 30, 2018 and 2017

(Expressed in Canadian dollars)

	SHARE CAPITAL

	NUMBER OF CLASS A COMMON SHARES	AMOUNT	SHARE SUBSCRIPTIONS RECEIVABLE	DEFICIT	TOTAL EQUITY

Balance at June 30, 2016	106,420,001	$1,060,505	$(10,505)	$(731,899)	$318,101
Net loss for the year	—	—	—	(130,008)	(130,008)

Balance at June 30, 2017	106,420,001	$1,060,505	$(10,505)	$(861,907)	$188,093
Net loss for the year	—	—	—	(23,222)	(23,222)

Balance at June 30, 2018	106,420,001	$1,060,505	$(10,505)	$(885,129)	$164,871

See accompanying notes to financial statements.

36

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

	Year ended June 30,
	2018	2017
Operating Activities
Net loss for the period	$(23,222)	$(130,008)
Adjustments for non-cash items:
Depreciation	672	839
Changes in non-cash working capital items:
		(5,547)
Prepaid expenses	—

HST Receivable	(1,422)	(12,460)
Accounts payable and accrued liabilities	2,744	121,069
Net Cash Flows Used In Operating Activities	(21,228)	(26,107)

Investing Activities
Deferred development costs	—	(315,981)
Purchase of equipment	—	—
Net Cash Flows Used In Investing Activities	—	(315,981)

Financing Activities
Advances from shareholder	20,707	342,026
Repayments to shareholder	—	—
Shares issued for cash	—	—
Net Cash Flows From Financing Activities	20,707	342,026

(Decrease) Increase In Cash	(521)	(62)
Cash, Beginning of the year	521	583
Cash, End of the year	$—	$521

37

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

1.       NATURE OF OPERATIONS AND GOING CONCERN

Hydro Power Technologies Inc. (the “Company”) was incorporated on December 4, 2013, under the laws of the province of Ontario, Canada, and its principal activity is the development of a technology that increases power output generated from hydro-electric turbines. The address of the Company’s corporate office and principal place of business is 5330 Mainway Drive, Burlington, Ontario, L7L 6A4

These financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $885,129. The Company needs to raise sufficient capital to fund its planned operations, administration expenses and future acquisitions. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at June 30, 2017, the Company had not yet achieved profitable operations and expects to incur further losses in the development of its business plan, all of which may cast significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

2.       BASIS OF PRESENTATION

The financial statements were authorized for issue on January 20, 2019, by the directors of the Company.

Statement of Compliance

The financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”).

Basis of Measurement

These financial statements have been prepared on a historical cost basis. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information.

3.       SIGNIFICANT ACCOUNTING POLICIES

a) Critical Accounting Judgments and Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. The financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements, and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and may affect both the period of revision and future periods.

38

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

a) Critical Accounting Judgments and Estimates (Continued)

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the statement of financial position date, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, relate to, but are not limited to, the following:

Judgments:

·	The inputs used in assessing the recoverability of deferred income tax assets to the extent that the deductible temporary differences will reverse in the foreseeable future and that the company will have future taxable income; and
·	The determination of the going concern assumption.

Estimates:

·	The carrying value of deferred development costs and allocation of expenditures to deferred development costs

b) Financial Instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument to another entity. Financial assets and financial liabilities are recognized on the statements of financial position at the time the Company becomes a party to the contractual provisions of the financial instrument.

Financial instruments are initially measured at fair value. Measurement in subsequent periods is dependent on the classification of the financial instrument. The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity, available-for-sale, and other financial liabilities.

i)       Financial Assets and Liabilities at Fair Value Through Profit or Loss

Financial assets and liabilities at fair value through profit or loss are either ‘held-for-trading’ or classified at fair value through profit or loss. They are initially and subsequently recorded at fair value and changes in fair value are recognized in profit or loss for the period.

The Company has designated its cash and cash equivalents as financial assets at fair value through profit or loss.

ii) Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value and subsequently on an amortized cost basis using the effective interest method, less any impairment losses. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period, which are classified as non-current assets.

The Company does not have any financial instruments designated as loans and receivables.

39

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Financial Instruments (Continued)

iii) Held-to-Maturity

Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company’s intention to hold these investments to maturity. They are initially recorded at fair value and subsequently measured at amortized cost.

The Company does not have any held-to-maturity financial assets.

iv) Available-For-Sale

Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not classified in any other financial asset categories. They are initially and subsequently measured at fair value and the changes in fair value, other than impairment losses are recognized in other comprehensive income (loss) and presented in the fair value reserve in shareholders’ equity. When the financial assets are sold or an impairment write-down is required, losses accumulated in the fair value reserve recognized in shareholders’ equity are included in profit or loss.

The Company does not have any available-for-sale financial assets.

v) Other Financial Liabilities

Other financial liabilities are recognized initially at fair value plus any directly attributable transaction costs on the date at which the Company becomes a party to the contractual provisions of the instrument. Subsequent to initial recognition, the Company’s financial liabilities are measured at amortized cost using the effective interest method. The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled, or expired.

The Company’s non-derivative financial liabilities are its accounts payable and accrued liabilities and convertible loan, which are designated as other liabilities.

c) Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. As at June 30, 2018 and June 30, 2017, the Company had no cash equivalents.

d) Income Taxes

Current income tax

Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the Canadian taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date.

Current tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

40

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Income Taxes (Continued)

Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax

Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

e) Equipment

Equipment is stated at historical cost less accumulated depreciation and accumulated impairment losses. Equipment is depreciated over its estimated useful lives. The cost of an item includes the purchase price and directly attributable costs to bring the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Where an item of equipment comprises major components with different useful lives, the components are accounted for as separate items of equipment.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statement of income and comprehensive income during the financial period in which they are incurred.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized in profit or loss.

41

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

e) Equipment (Continued)

Depreciation is recognized using the following rate and method:

Depreciation rate
Computer equipment	30% declining balance
Furniture	20% declining balance

Depreciation methods, useful lives and residual values are reviewed at each financial year end and are adjusted if appropriate.

f)       Research and Development

Research costs are expensed when incurred. Development costs are expensed when incurred prior to the establishment of technical feasibility. Subsequent to the establishment of technical feasibility and probable future benefits, the costs associated with the development of a commercial product for which adequate resources exist to market the product are capitalized as deferred development costs. Capitalization of development costs ceases when the product is available for general release to customers. Deferred development costs are amortized, commencing when the product in question is commercially available for sale.

g) Impairment of non-financial assets

The Company reviews the carrying value of its non-financial assets, which include equipment and deferred development costs at each reporting date to dertermine whether events or changed circumstances indicate that the carrying value may not be recoverable.

For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (a “cash-generating unit” or “CGU”).

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discontinued to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is recognized if the carrying value of a non-financial asset exceeds the recoverable amount. Impairment losses are recognized in pofit or loss. Impairment losses recognized in respect of the CGUs are allocated first to reduce the carrying amount of any goodwill allocated to the unit, and then to reduce the carrying amounts of the other assets in the CGU on a pro rata basis.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of amortization, if no impairment loss has been recognized.

42

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Accounting Standards Issued But Not Yet Adopted

The Company has assessed the impact of these new standards on its financial statements and has determined that the application of these standards will not have a material impact on the results and financial position of the Company.

New Standard IFRS 9 “Financial Instruments”

This new standard is a partial replacement of IAS 39 “Financial Instruments: Recognition and Measurement”. IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets.

The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2018.

New Standard IFRS 13 “Fair Value Measurement”

This new standard replaces the fair value measurement guidance currently included in various other IFRS standards with a single definition of fair value and extensive application guidance. IFRS 13 provides guidance on how to measure fair value and does not introduce new requirements for when fair value is required or permitted. It also establishes disclosure requirements to provide users of the financial statements with more information about fair value measurements.

Amended Standard IAS 1 “Presentation of Financial Statements”

This standard provides extensive guidance on determining fair value for measurement or disclosure purposes.

43

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

4.       DEFERRED DEVELOPMENT COSTS

The following is a summary of activity for deferred development costs.

Balance June 30, 2014	$321,181

Additions:
Consulting (Note 7)	$115,278
Engineering	60,767
Professional fees	19,936
Rent	12,167
Travel	2,218
210,366
Balance June 30, 2015	$531,547

Additions:
Consulting (Note 7)	$110,750
Engineering	66,206
Rent	11,934
188,890
Balance June 30, 2016	$720,437

Additions:
Consulting (Note 7)	$314,668
Rent	1,116
315,784
Balance June 30, 2018 and June 30, 2017	$1,036,418

5.       SHAREHOLDER LOAN

The Company received advances from a shareholder in order to help fund operations. These amounts are secured by the intellectual property of the Company, have no repayment terms, and bear interest at 5% per annum of which both the lender, and the Company have agreed to waive the interest.

Balance, receivable as at June 30, 2015, included in "Due from Shareholder"	(73,252)

Shareholder advances during the year	487,411
Repayments during the year	(52,505)
Balance payable as at June 30, 2016	$361,654

Shareholder advances during the period	342,026
Balance payable as at June 30, 2017	$703,680

Shareholder advances during the period	20,707
Balance payable as at June 30, 2018	$724,387

44

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

6.       SHARE CAPITAL

a) Authorized Share Capital

-Unlimited number of voting Class A common shares without par value.

-Unlimited number of non-voting Class B common shares without par value – None issued

-Unlimited number of non-cumulative, voting, redeemable, retractable, Class A special shares without par value – None issued

-Unlimited number of non-cumulative, non-voting, redeemable, retractable, Class B special shares without par value – None issued

b) Issued capital

Shares Issued in the years ended June 30, 2018 and June 30, 2017:

None issued

Shares Issued in the period from incorporation on December 4, 2013 to June 30, 2016:

On the incorporation date of December 4, 2013, the Company issued founder’s shares consisting of 100,650,000 common shares with a total deemed value of $10,065. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On January 1, 2014, the Company issued 4,400,001 Class A common shares for cash proceeds of $440. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On February 14, 2014, the Company issued 650,000 Class A common shares for cash proceeds of $350,000.

On March 14, 2014, the Company issued 200,000 Class A common shares for cash proceeds of $200,000.

On April 8, 2014, the Company issued 50,000 Class A common shares for cash proceeds of $50,000.

On June 15, 2014, The Company issued 300,000 Class A common shares for cash proceeds of $150,000.

On September 30, 2014, the Company issued 170,000 class A common shares for cash proceeds of $300,000.

45

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

7.       RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at amounts agreed to by the transacting parties. Amounts due to and due from related parties do not bear interest, are unsecured, have no fixed payment terms, and are due on demand.

Key Management Compensation:

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist of executive and non-executive members of the Company’s Board of Directors and corporate officers.

8.       FINANCIAL RISK MANAGEMENT

a)       Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, trade payables and other accrued liabilities and shareholder’s advances. The carrying values of these financial instruments approximate their fair values because of their short term nature and/or the existence of market related interest rates on the instruments.

IFRS requires disclosures about the inputs to fair value measurements, including their classification within a hierarchy that prioritizes the inputs to fair value measurement. The three levels of hierarchy are:

· Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

· Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

· Level 3 – Inputs for the asset or liability that are not based on observable market data.

b)       Financial Instruments Risk

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its bank accounts. The Company’s bank accounts are held with a major bank in Canada. As all of the Company’s cash and cash equivalents are held by one bank in Canada, there is a concentration of credit risk. This risk is managed by using a major bank that is a high credit quality financial institution as determined by rating agencies.

46

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

a) Financial Instruments Risk (Continued)

Liquidity risk

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time. The Company is dependent on the availability of credit from its suppliers and its ability to generate sufficient funds from its equity and debt financing to meet current and future obligations. There is no guarantee that such financing will be available on terms acceptable to the Company (Note 1).

Market risk

Market risk is the risk that changes in market factors, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net earnings or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns. Management has determined this risk to be minimal at this stage.

Foreign currency exchange rate risk and commodity price risk

Foreign exchange risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Commodity price risk is the risk that market values and future incomes will fluctuate because of changes in commodity prices. The Company does not have any direct exposure to foreign currency exchange rate risk or commodity price risk. The Company had no forward exchange rate contracts or commodity price contracts in place as at June 30, 2018 or 2017.

Interest rate risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. As at June 30, 2018 and 2017, the Company did not have any significant interest rate risk.

c)       Capital Management

The Company defines capital that it manages as shareholders' equity that is expected to be realized in cash. The Company raises capital through private share offerings and related party loans and advances. Capital is managed in a manner consistent with the risk criteria and policies provided by the board of directors and followed by management. All sources of financing and major expenditures are analyzed by management and approved by the board of directors.

The Company’s primary objectives when managing capital is to safeguard and maintain the Company’s financial resources for continued operations and to fund programs to further advance their hydro power technology. The Company is meeting its objective of managing capital through detailed review and the preparation of short-term and long-term cash flow analysis to maintain sufficient resources.

47

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2018 and 2017

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

c) Capital Management (Continued)

The Company is able to scale its expenditure programs and the use of capital to address market conditions by reducing expenditures and the scope of operations during periods of economic downturn.

There were no changes in the Company's approach to capital management during the periods ended June 30, 2018 and 2017. The Company is not subject to any externally imposed capital requirements.

9.       QUALIFYING TRANSACTION

On December 30, 2013, the Company signed a non-binding letter of intent with Credent Capital Corp. (“Credent Capital”), a corporation existing under the laws of British Columbia, Canada, which outlines the general terms and conditions pursuant to which the Company and Credent Capital will be willing to complete a transaction that will effectively result in the acquisition by Credent Capital of the shares of the Company, and a reverse take-over of Credent Capital by the shareholders of the Company.

48

HYDRO POWER TECHNOLOGIES INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2019 AND 2018

(Expressed in Canadian Dollars)

49

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF FINANCIAL POSITION

(Expressed in Canadian dollars)

	AS AT JUNE 30, 2019	AS AT JUNE 30, 2018
ASSETS
Current Assets
Cash	$—	$—
HST Receivable	36,419	36,419
Prepaid expenses and deposits	5,547	5,547
Total Current Assets	41,965	41,965

Non-Current Assets
Equipment, net of accumulated depreciation	1,332	2,004
Deferred development costs (Note 4)	1,036,418	1,036,418
TOTAL ASSETS	$1,079,716	$1,080,388

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	191,130	191,130
Shareholder Loan (Note 5)	724,387	724,387
Total Current Liabilities	915,517	915,517

EQUITY
Share capital (Note 6)	1,060,505	1,060,505
Share subscriptions receivable (Note 6)	(10,505)	(10,505)
Deficit	(885,801)	(885,129)
TOTAL EQUITY	164,199	164,871
TOTAL LIABILITIES AND EQUITY	$1,079,716	$1,080,388

Going Concern (Note 1)

On behalf of the Board of Directors:

Grant Sanders - Director	Michael Shamber - Director

See accompanying notes to the financial statements.

50

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Expressed in Canadian dollars)

	Year ended June 30,
	2019	2018
Expenses
Consulting fees (Note 7)	$—	$—
Depreciation	672	672
Foreign exchange (gain) loss	—	—
Insurance	—	—
Office and miscellaneous	—	1,167
Professional fees	—	16,920
Rent	—	4,463

Net Loss and Comprehensive Loss For The Year	$(672)	$(23,222)

 See accompanying notes to financial statements.

51

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED JUNE 30, 2019 AND 2018

(Expressed in Canadian dollars)

	SHARE CAPITAL

	NUMBER OF CLASS A COMMON SHARES	AMOUNT	SHARE SUBSCRIPTIONS RECEIVABLE	DEFICIT	TOTAL EQUITY

Balance at June 30, 2017	106,420,001	$1,060,505	$(10,505)	$(861,907)	$188,093
Net loss for the year	—	—	—	(23,222)	(23,222)

Balance at June 30, 2018	106,420,001	$1,060,505	$(10,505)	$(885,129)	$164,871
Net loss for the year	—	—	—	(672)	(672)

Balance at June 30, 2019	106,420,001	$1,060,505	$(10,505)	$(885,801)	$164,199

See accompanying notes to financial statements.

52

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

	Year ended June 30,
	2019	2018
Operating Activities
Net loss for the period	$(672)	$(23,222)
Adjustments for non-cash items:
Depreciation	672	672
Changes in non-cash working capital items:

Prepaid expenses	—	—

HST Receivable	—	(1,422)
Accounts payable and accrued liabilities	—	2,744
Net Cash Flows Used In Operating Activities	—	(21,228)

Investing Activities
Deferred development costs	—	—
Purchase of equipment	—	—
Net Cash Flows Used In Investing Activities	—	—

Financing Activities
Advances from shareholder	—	20,707
Repayments to shareholder	—	—
Shares issued for cash	—	—
Net Cash Flows From Financing Activities	—	20,707

(Decrease) Increase In Cash	—	(521)
Cash, Beginning of the year	—	521
Cash, End of the year	$—	$—

53

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

1.       NATURE OF OPERATIONS AND GOING CONCERN

Hydro Power Technologies Inc. (the “Company”) was incorporated on December 4, 2013, under the laws of the province of Ontario, Canada, and its principal activity is the development of a technology that increases power output generated from hydro-electric turbines. The address of the Company’s corporate office and principal place of business is 5330 Mainway Drive, Burlington, Ontario, L7L 6A4

These financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $885,801. The Company needs to raise sufficient capital to fund its planned operations, administration expenses and future acquisitions. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at June 30, 2017, the Company had not yet achieved profitable operations and expects to incur further losses in the development of its business plan, all of which may cast significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

2.       BASIS OF PRESENTATION

The financial statements were authorized for issue on January 20, 2020, by the directors of the Company.

Statement of Compliance

The financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”).

Basis of Measurement

These financial statements have been prepared on a historical cost basis. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information.

3.       SIGNIFICANT ACCOUNTING POLICIES

a) Critical Accounting Judgments and Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. The financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements, and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and may affect both the period of revision and future periods.

54

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

a) Critical Accounting Judgments and Estimates (Continued)

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the statement of financial position date, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, relate to, but are not limited to, the following:

Judgments:

·	The inputs used in assessing the recoverability of deferred income tax assets to the extent that the deductible temporary differences will reverse in the foreseeable future and that the company will have future taxable income; and
·	The determination of the going concern assumption.

Estimates:

·	The carrying value of deferred development costs and allocation of expenditures to deferred development costs

b) Financial Instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument to another entity. Financial assets and financial liabilities are recognized on the statements of financial position at the time the Company becomes a party to the contractual provisions of the financial instrument.

Financial instruments are initially measured at fair value. Measurement in subsequent periods is dependent on the classification of the financial instrument. The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity, available-for-sale, and other financial liabilities.

i)       Financial Assets and Liabilities at Fair Value Through Profit or Loss

Financial assets and liabilities at fair value through profit or loss are either ‘held-for-trading’ or classified at fair value through profit or loss. They are initially and subsequently recorded at fair value and changes in fair value are recognized in profit or loss for the period.

The Company has designated its cash and cash equivalents as financial assets at fair value through profit or loss.

ii) Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value and subsequently on an amortized cost basis using the effective interest method, less any impairment losses. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period, which are classified as non-current assets.

The Company does not have any financial instruments designated as loans and receivables.

55

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Financial Instruments (Continued)

iii) Held-to-Maturity

Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company’s intention to hold these investments to maturity. They are initially recorded at fair value and subsequently measured at amortized cost.

The Company does not have any held-to-maturity financial assets.

iv) Available-For-Sale

Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not classified in any other financial asset categories. They are initially and subsequently measured at fair value and the changes in fair value, other than impairment losses are recognized in other comprehensive income (loss) and presented in the fair value reserve in shareholders’ equity. When the financial assets are sold or an impairment write-down is required, losses accumulated in the fair value reserve recognized in shareholders’ equity are included in profit or loss.

The Company does not have any available-for-sale financial assets.

v) Other Financial Liabilities

Other financial liabilities are recognized initially at fair value plus any directly attributable transaction costs on the date at which the Company becomes a party to the contractual provisions of the instrument. Subsequent to initial recognition, the Company’s financial liabilities are measured at amortized cost using the effective interest method. The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled, or expired.

The Company’s non-derivative financial liabilities are its accounts payable and accrued liabilities and convertible loan, which are designated as other liabilities.

c) Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. As at June 30, 2019 and June 30, 2018, the Company had no cash equivalents.

d) Income Taxes

Current income tax

Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the Canadian taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date.

Current tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

56

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Income Taxes (Continued)

Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax

Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

e) Equipment

Equipment is stated at historical cost less accumulated depreciation and accumulated impairment losses. Equipment is depreciated over its estimated useful lives. The cost of an item includes the purchase price and directly attributable costs to bring the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Where an item of equipment comprises major components with different useful lives, the components are accounted for as separate items of equipment.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statement of income and comprehensive income during the financial period in which they are incurred.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized in profit or loss.

57

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

e) Equipment (Continued)

Depreciation is recognized using the following rate and method:

Depreciation rate
Computer equipment	30% declining balance
Furniture	20% declining balance

Depreciation methods, useful lives and residual values are reviewed at each financial year end and are adjusted if appropriate.

f)       Research and Development

Research costs are expensed when incurred. Development costs are expensed when incurred prior to the establishment of technical feasibility. Subsequent to the establishment of technical feasibility and probable future benefits, the costs associated with the development of a commercial product for which adequate resources exist to market the product are capitalized as deferred development costs. Capitalization of development costs ceases when the product is available for general release to customers. Deferred development costs are amortized, commencing when the product in question is commercially available for sale.

g) Impairment of non-financial assets

The Company reviews the carrying value of its non-financial assets, which include equipment and deferred development costs at each reporting date to dertermine whether events or changed circumstances indicate that the carrying value may not be recoverable.

For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (a “cash-generating unit” or “CGU”).

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discontinued to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is recognized if the carrying value of a non-financial asset exceeds the recoverable amount. Impairment losses are recognized in pofit or loss. Impairment losses recognized in respect of the CGUs are allocated first to reduce the carrying amount of any goodwill allocated to the unit, and then to reduce the carrying amounts of the other assets in the CGU on a pro rata basis.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of amortization, if no impairment loss has been recognized.

58

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Accounting Standards Issued But Not Yet Adopted

The Company has assessed the impact of these new standards on its financial statements and has determined that the application of these standards will not have a material impact on the results and financial position of the Company.

New Standard IFRS 9 “Financial Instruments”

This new standard is a partial replacement of IAS 39 “Financial Instruments: Recognition and Measurement”. IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets.

The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2018.

New Standard IFRS 13 “Fair Value Measurement”

This new standard replaces the fair value measurement guidance currently included in various other IFRS standards with a single definition of fair value and extensive application guidance. IFRS 13 provides guidance on how to measure fair value and does not introduce new requirements for when fair value is required or permitted. It also establishes disclosure requirements to provide users of the financial statements with more information about fair value measurements.

Amended Standard IAS 1 “Presentation of Financial Statements”

This standard provides extensive guidance on determining fair value for measurement or disclosure purposes.

59

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

4.       DEFERRED DEVELOPMENT COSTS

The following is a summary of activity for deferred development costs.

Balance June 30, 2014	$321,181

Additions:
Consulting (Note 7)	$115,278
Engineering	60,767
Professional fees	19,936
Rent	12,167
Travel	2,218
210,366
Balance June 30, 2015	$531,547

Additions:
Consulting (Note 7)	$110,750
Engineering	66,206
Rent	11,934
188,890
Balance June 30, 2016	$720,437

Additions:
Consulting (Note 7)	$314,668
Rent	1,116
315,784
Balance June 30, 2019 and June 30, 2018	$1,036,418

5.       SHAREHOLDER LOAN

The Company received advances from a shareholder in order to help fund operations. These amounts are secured by the intellectual property of the Company, have no repayment terms, and bear interest at 5% per annum of which both the lender, and the Company have agreed to waive the interest.

Balance, receivable as at June 30, 2015, included in "Due from Shareholder"	(73,252)

Shareholder advances during the year	487,411
Repayments during the year	(52,505)
Balance payable as at June 30, 2016	$361,654

Shareholder advances during the period	342,026
Balance payable as at June 30, 2017	$703,680

Shareholder advances during the period	20,707
Balance payable as at June 30, 2018	$724,397

Shareholder advances during the period	—
Balance payable as at June 30, 2019	$724,387

60

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

6.       SHARE CAPITAL

a) Authorized Share Capital

-Unlimited number of voting Class A common shares without par value.

-Unlimited number of non-voting Class B common shares without par value – None issued

-Unlimited number of non-cumulative, voting, redeemable, retractable, Class A special shares without par value – None issued

-Unlimited number of non-cumulative, non-voting, redeemable, retractable, Class B special shares without par value – None issued

b) Issued capital

Shares Issued in the years ended June 30, 2019 and June 30, 2018:

None issued

Shares Issued in the period from incorporation on December 4, 2013 to June 30, 2017:

On the incorporation date of December 4, 2013, the Company issued founder’s shares consisting of 100,650,000 common shares with a total deemed value of $10,065. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On January 1, 2014, the Company issued 4,400,001 Class A common shares for cash proceeds of $440. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On February 14, 2014, the Company issued 650,000 Class A common shares for cash proceeds of $350,000.

On March 14, 2014, the Company issued 200,000 Class A common shares for cash proceeds of $200,000.

On April 8, 2014, the Company issued 50,000 Class A common shares for cash proceeds of $50,000.

On June 15, 2014, The Company issued 300,000 Class A common shares for cash proceeds of $150,000.

On September 30, 2014, the Company issued 170,000 class A common shares for cash proceeds of $300,000.

61

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

7.       RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at amounts agreed to by the transacting parties. Amounts due to and due from related parties do not bear interest, are unsecured, have no fixed payment terms, and are due on demand.

Key Management Compensation:

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist of executive and non-executive members of the Company’s Board of Directors and corporate officers.

8.       FINANCIAL RISK MANAGEMENT

a)       Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, trade payables and other accrued liabilities and shareholder’s advances. The carrying values of these financial instruments approximate their fair values because of their short term nature and/or the existence of market related interest rates on the instruments.

IFRS requires disclosures about the inputs to fair value measurements, including their classification within a hierarchy that prioritizes the inputs to fair value measurement. The three levels of hierarchy are:

· Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

· Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

· Level 3 – Inputs for the asset or liability that are not based on observable market data.

b)       Financial Instruments Risk

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its bank accounts. The Company’s bank accounts are held with a major bank in Canada. As all of the Company’s cash and cash equivalents are held by one bank in Canada, there is a concentration of credit risk. This risk is managed by using a major bank that is a high credit quality financial institution as determined by rating agencies.

62

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

a) Financial Instruments Risk (Continued)

Liquidity risk

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time. The Company is dependent on the availability of credit from its suppliers and its ability to generate sufficient funds from its equity and debt financing to meet current and future obligations. There is no guarantee that such financing will be available on terms acceptable to the Company (Note 1).

Market risk

Market risk is the risk that changes in market factors, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net earnings or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns. Management has determined this risk to be minimal at this stage.

Foreign currency exchange rate risk and commodity price risk

Foreign exchange risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Commodity price risk is the risk that market values and future incomes will fluctuate because of changes in commodity prices. The Company does not have any direct exposure to foreign currency exchange rate risk or commodity price risk. The Company had no forward exchange rate contracts or commodity price contracts in place as at June 30, 2019 or 2018.

Interest rate risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. As at June 30, 2019 and 2018, the Company did not have any significant interest rate risk.

c)       Capital Management

The Company defines capital that it manages as shareholders' equity that is expected to be realized in cash. The Company raises capital through private share offerings and related party loans and advances. Capital is managed in a manner consistent with the risk criteria and policies provided by the board of directors and followed by management. All sources of financing and major expenditures are analyzed by management and approved by the board of directors.

The Company’s primary objectives when managing capital is to safeguard and maintain the Company’s financial resources for continued operations and to fund programs to further advance their hydro power technology. The Company is meeting its objective of managing capital through detailed review and the preparation of short-term and long-term cash flow analysis to maintain sufficient resources.

63

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED June 30, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

c) Capital Management (Continued)

The Company is able to scale its expenditure programs and the use of capital to address market conditions by reducing expenditures and the scope of operations during periods of economic downturn.

There were no changes in the Company's approach to capital management during the periods ended June 30, 2019 and 2018. The Company is not subject to any externally imposed capital requirements.

9.       QUALIFYING TRANSACTION

On December 30, 2013, the Company signed a non-binding letter of intent with Credent Capital Corp. (“Credent Capital”), a corporation existing under the laws of British Columbia, Canada, which outlines the general terms and conditions pursuant to which the Company and Credent Capital will be willing to complete a transaction that will effectively result in the acquisition by Credent Capital of the shares of the Company, and a reverse take-over of Credent Capital by the shareholders of the Company.

64

HYDRO POWER TECHNOLOGIES INC.

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2019

(Expressed in Canadian Dollars)

65

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF FINANCIAL POSITION

(Expressed in Canadian dollars)

	AS AT SEPTEMBER 30, 2019	AS AT JUNE 30, 2019
ASSETS
Current Assets
Cash	$—	$—
HST Receivable	36,419	36,419
Prepaid expenses and deposits	5,547	5,547

Total Current Assets	41,965	41,965

Non-Current Assets
Equipment, net of accumulated depreciation	1,164	1,332
Deferred development costs (Note 4)	1,036,418	1,036,418
TOTAL ASSETS	$1,079,548	$1,079,716

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	191,130	191,130
Shareholder Loan (Note 5)	724,387	724,387
Total Current Liabilities	915,517	915,517

EQUITY
Share capital (Note 6)	1,060,505	1,060,505
Share subscriptions receivable (Note 6)	(10,505)	(10,505)
Deficit	(885,969)	(885,801)
TOTAL EQUITY	164,031	164,199
TOTAL LIABILITIES AND EQUITY	$1,079,548	$1,079,716

Going Concern (Note 1)

On behalf of the Board of Directors:

Grant Sanders - Director	Michael Shamber - Director

See accompanying notes to the financial statements.

66

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in Canadian dollars)

	For the Quarter Ended September 30,
	2019	2018
Expenses
Consulting fees (Note 7)	$—	$—
Depreciation	168	168
Foreign exchange (gain) loss	—	—
Insurance	—	—
Office and miscellaneous	—	—
Professional fees	—	—
Rent	—	—

Net Loss and Comprehensive Loss For The Period	$(168)	$(168)

See accompanying notes to financial statements.

67

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF CHANGES IN EQUITY

FOR THE QUARTERS ENDED SEPTEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

	SHARE CAPITAL

	NUMBER OF CLASS A COMMON SHARES	AMOUNT	SHARE SUBSCRIPTIONS RECEIVABLE	DEFICIT	TOTAL EQUITY

Balance at June 30, 2018	106,420,001	$1,060,505	$(10,505)	$(8,885,129)	$164,871
Net loss for the period	—	—	—	(168)	(168)

Balance at September 30, 2018	106,420,001	$1,060,505	$(10,505)	$885,297	$164,703

Balance at June 30, 2019	106,420,001	$1,060,505	$(10,505)	$(885,801)	$164,199
Net loss for the period	—	—	—	(168)	(168)

Balance at September 30, 2019	106,420,001	$1,060,505	$(10,505)	$(885,969)	$164,031

See accompanying notes to financial statements.

68

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

For the period ended September 30,
	2019	2018
Operating Activities
Net loss for the period	$(168)	$(168)
Adjustments for non-cash items:
Depreciation	168	168
Changes in non-cash working capital items:

Prepaid expenses	—

HST Receivable	—
Accounts payable and accrued liabilities	—
Net Cash Flows Used In Operating Activities	—

Investing Activities
Deferred development costs	—	—
Purchase of equipment	—	—
Net Cash Flows Used In Investing Activities	—	—

Financing Activities
Advances from shareholder	—
Repayments to shareholder	—
Shares issued for cash	—
Net Cash Flows From Financing Activities	—

(Decrease) Increase In Cash	—
Cash, Beginning of the period	—
Cash, End of the period	$—	$—

69

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

1.       NATURE OF OPERATIONS AND GOING CONCERN

Hydro Power Technologies Inc. (the “Company”) was incorporated on December 4, 2013, under the laws of the province of Ontario, Canada, and its principal activity is the development of a technology that increases power output generated from hydro-electric turbines. The address of the Company’s orporate office and principal place of business is 5330 Mainway Drive, Burlington, Ontario, L7L 6A4

These financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $885,969. The Company needs to raise sufficient capital to fund its planned operations, administration expenses and future acquisitions. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at September 30, 2019, the Company had not yet achieved profitable operations and expects to incur further losses in the development of its business plan, all of which may cast significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

2.       BASIS OF PRESENTATION

The financial statements were authorized for issue on January 22, 2020 by the directors of the Company.

Statement of Compliance

The financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”).

Basis of Measurement

These financial statements have been prepared on a historical cost basis. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information.

3.       SIGNIFICANT ACCOUNTING POLICIES

a) Critical Accounting Judgments and Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. The financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements, and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and may affect both the period of revision and future periods.

70

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

a) Critical Accounting Judgments and Estimates (Continued)

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the statement of financial position date, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, relate to, but are not limited to, the following:

Judgments:

·	The inputs used in assessing the recoverability of deferred income tax assets to the extent that the deductible temporary differences will reverse in the foreseeable future and that the company will have future taxable income; and
·	The determination of the going concern assumption.

Estimates:

·	The carrying value of deferred development costs and allocation of expenditures to deferred development costs

b) Financial Instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument to another entity. Financial assets and financial liabilities are recognized on the statements of financial position at the time the Company becomes a party to the contractual provisions of the financial instrument.

Financial instruments are initially measured at fair value. Measurement in subsequent periods is dependent on the classification of the financial instrument. The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity, available-for-sale, and other financial liabilities.

i)       Financial Assets and Liabilities at Fair Value Through Profit or Loss

Financial assets and liabilities at fair value through profit or loss are either ‘held-for-trading’ or classified at fair value through profit or loss. They are initially and subsequently recorded at fair value and changes in fair value are recognized in profit or loss for the period.

The Company has designated its cash and cash equivalents as financial assets at fair value through profit or loss.

ii) Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value and subsequently on an amortized cost basis using the effective interest method, less any impairment losses. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period, which are classified as non-current assets.

The Company does not have any financial instruments designated as loans and receivables.

71

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Financial Instruments (Continued)

iii) Held-to-Maturity

Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company’s intention to hold these investments to maturity. They are initially recorded at fair value and subsequently measured at amortized cost.

The Company does not have any held-to-maturity financial assets.

iv) Available-For-Sale

Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not classified in any other financial asset categories. They are initially and subsequently measured at fair value and the changes in fair value, other than impairment losses are recognized in other comprehensive income (loss) and presented in the fair value reserve in shareholders’ equity. When the financial assets are sold or an impairment write-down is required, losses accumulated in the fair value reserve recognized in shareholders’ equity are included in profit or loss.

The Company does not have any available-for-sale financial assets.

v) Other Financial Liabilities

Other financial liabilities are recognized initially at fair value plus any directly attributable transaction costs on the date at which the Company becomes a party to the contractual provisions of the instrument. Subsequent to initial recognition, the Company’s financial liabilities are measured at amortized cost using the effective interest method. The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled, or expired.

The Company’s non-derivative financial liabilities are its accounts payable and accrued liabilities and convertible loan, which are designated as other liabilities.

c) Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. As at September 30, 2019 and September 30, 2018, the Company had no cash equivalents.

d) Income Taxes

Current income tax

Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the Canadian taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date.

Current tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

72

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Income Taxes (Continued)

Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax

Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

e) Equipment

Equipment is stated at historical cost less accumulated depreciation and accumulated impairment losses. Equipment is depreciated over its estimated useful lives. The cost of an item includes the purchase price and directly attributable costs to bring the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Where an item of equipment comprises major components with different useful lives, the components are accounted for as separate items of equipment.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statement of income and comprehensive income during the financial period in which they are incurred.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized in profit or loss.

73

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

e) Equipment (Continued)

Depreciation is recognized using the following rate and method:

Depreciation rate
Computer equipment	30% declining balance
Furniture	20% declining balance

Depreciation methods, useful lives and residual values are reviewed at each financial year end and are adjusted if appropriate.

f)       Research and Development

Research costs are expensed when incurred. Development costs are expensed when incurred prior to the establishment of technical feasibility. Subsequent to the establishment of technical feasibility and probable future benefits, the costs associated with the development of a commercial product for which adequate resources exist to market the product are capitalized as deferred development costs. Capitalization of development costs ceases when the product is available for general release to customers. Deferred development costs are amortized, commencing when the product in question is commercially available for sale.

g) Impairment of non-financial assets

The Company reviews the carrying value of its non-financial assets, which include equipment and deferred development costs at each reporting date to dertermine whether events or changed circumstances indicate that the carrying value may not be recoverable.

For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (a “cash-generating unit” or “CGU”).

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discontinued to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is recognized if the carrying value of a non-financial asset exceeds the recoverable amount. Impairment losses are recognized in pofit or loss. Impairment losses recognized in respect of the CGUs are allocated first to reduce the carrying amount of any goodwill allocated to the unit, and then to reduce the carrying amounts of the other assets in the CGU on a pro rata basis.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of amortization, if no impairment loss has been recognized.

74

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Accounting Standards Issued But Not Yet Adopted

The Company has assessed the impact of these new standards on its financial statements and has determined that the application of these standards will not have a material impact on the results and financial position of the Company.

New Standard IFRS 9 “Financial Instruments”

This new standard is a partial replacement of IAS 39 “Financial Instruments: Recognition and Measurement”. IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets.

The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2018.

New Standard IFRS 13 “Fair Value Measurement”

This new standard replaces the fair value measurement guidance currently included in various other IFRS standards with a single definition of fair value and extensive application guidance. IFRS 13 provides guidance on how to measure fair value and does not introduce new requirements for when fair value is required or permitted. It also establishes disclosure requirements to provide users of the financial statements with more information about fair value measurements.

Amended Standard IAS 1 “Presentation of Financial Statements”

This standard provides extensive guidance on determining fair value for measurement or disclosure purposes.

75

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

4.       DEFERRED DEVELOPMENT COSTS

The following is a summary of activity for deferred development costs.

Balance June 30, 2014	$321,181

Additions:
Consulting (Note 7)	$115,278
Engineering	60,767
Professional fees	19,936
Rent	12,167
Travel	2,218
210,366
Balance June 30, 2015	$531,547

Additions:
Consulting (Note 7)	$110,750
Engineering	66,206
Rent	11,934
188,890
Balance June 30, 2016	$720,437

Additions:
Consulting (Note 7)	$314,668
Rent	1,116
315,784
Balance September 30, 2019 and June 30, 2019	$1,036,418

5.       SHAREHOLDER LOAN

 The Company received advances from a shareholder in order to help fund operations. These amounts are secured by the intellectual property of the Company, have no repayment terms, and bear interest at 5% per annum of which both the lender, and the Company have agreed to waive the interest.

Balance, receivable as at June 30, 2015, included in "Due from Shareholder"	(73,252)

Shareholder advances during the year	487,411
Repayments during the year	(52,505)
Balance payable as at June 30, 2016	$361,654

Shareholder advances during the period	342,026
Balance payable as at June 30, 2017	$703,680

Shareholder advances during the period	20,707
Balance payable as at June 30, 2018	$724,397

Shareholder advances during the period	—
Balance payable as at June 30, 2019	$724,387

No change during the quarter ended September 30, 2019

76

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

6.       SHARE CAPITAL

a) Authorized Share Capital

-Unlimited number of voting Class A common shares without par value.

-Unlimited number of non-voting Class B common shares without par value – None issued

-Unlimited number of non-cumulative, voting, redeemable, retractable, Class A special shares without par value – None issued

-Unlimited number of non-cumulative, non-voting, redeemable, retractable, Class B special shares without par value – None issued

b) Issued capital

Shares Issued in the period ended September 30, 2019:

None issued

Shares Issued in the years ended June 30, 2019 and June 30, 2018:

None issued

Shares Issued in the period from incorporation on December 4, 2013 to June 30, 2017:

On the incorporation date of December 4, 2013, the Company issued founder’s shares consisting of 100,650,000 common shares with a total deemed value of $10,065. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On January 1, 2014, the Company issued 4,400,001 Class A common shares for cash proceeds of $440. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On February 14, 2014, the Company issued 650,000 Class A common shares for cash proceeds of $350,000.

On March 14, 2014, the Company issued 200,000 Class A common shares for cash proceeds of $200,000.

On April 8, 2014, the Company issued 50,000 Class A common shares for cash proceeds of $50,000.

On June 15, 2014, The Company issued 300,000 Class A common shares for cash proceeds of $150,000.

On September 30, 2014, the Company issued 170,000 class A common shares for cash proceeds of $300,000.

77

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

7.       RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at amounts agreed to by the transacting parties. Amounts due to and due from related parties do not bear interest, are unsecured, have no fixed payment terms, and are due on demand.

Key Management Compensation:

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist of executive and non-executive members of the Company’s Board of Directors and corporate officers.

8.       FINANCIAL RISK MANAGEMENT

a)       Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, trade payables and other accrued liabilities and shareholder’s advances. The carrying values of these financial instruments approximate their fair values because of their short term nature and/or the existence of market related interest rates on the instruments.

IFRS requires disclosures about the inputs to fair value measurements, including their classification within a hierarchy that prioritizes the inputs to fair value measurement. The three levels of hierarchy are:

· Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

· Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

· Level 3 – Inputs for the asset or liability that are not based on observable market data.

b)       Financial Instruments Risk

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its bank accounts. The Company’s bank accounts are held with a major bank in Canada. As all of the Company’s cash and cash equivalents are held by one bank in Canada, there is a concentration of credit risk. This risk is managed by using a major bank that is a high credit quality financial institution as determined by rating agencies.

78

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

a) Financial Instruments Risk (Continued)

Liquidity risk

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time. The Company is dependent on the availability of credit from its suppliers and its ability to generate sufficient funds from its equity and debt financing to meet current and future obligations. There is no guarantee that such financing will be available on terms acceptable to the Company (Note 1).

Market risk

Market risk is the risk that changes in market factors, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net earnings or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns. Management has determined this risk to be minimal at this stage.

Foreign currency exchange rate risk and commodity price risk

Foreign exchange risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Commodity price risk is the risk that market values and future incomes will fluctuate because of changes in commodity prices. The Company does not have any direct exposure to foreign currency exchange rate risk or commodity price risk. The Company had no forward exchange rate contracts or commodity price contracts in place as at September 30, 2019 or June 30, 2019.

Interest rate risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. As at September 30, 2019, the Company did not have any significant interest rate risk.

c)       Capital Management

The Company defines capital that it manages as shareholders' equity that is expected to be realized in cash. The Company raises capital through private share offerings and related party loans and advances. Capital is managed in a manner consistent with the risk criteria and policies provided by the board of directors and followed by management. All sources of financing and major expenditures are analyzed by management and approved by the board of directors.

The Company’s primary objectives when managing capital is to safeguard and maintain the Company’s financial resources for continued operations and to fund programs to further advance their hydro power technology. The Company is meeting its objective of managing capital through detailed review and the preparation of short-term and long-term cash flow analysis to maintain sufficient resources.

79

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED SEPTMEMBER 30, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

c) Capital Management (Continued)

The Company is able to scale its expenditure programs and the use of capital to address market conditions by reducing expenditures and the scope of operations during periods of economic downturn.

There were no changes in the Company's approach to capital management during the period ended September 30, 2019. The Company is not subject to any externally imposed capital requirements.

9.       QUALIFYING TRANSACTION

On December 30, 2013, the Company signed a non-binding letter of intent with Credent Capital Corp. (“Credent Capital”), a corporation existing under the laws of British Columbia, Canada, which outlines the general terms and conditions pursuant to which the Company and Credent Capital will be willing to complete a transaction that will effectively result in the acquisition by Credent Capital of the shares of the Company, and a reverse take-over of Credent Capital by the shareholders of the Company.

80

HYDRO POWER TECHNOLOGIES INC.

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2019

(Expressed in Canadian Dollars)

81

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF FINANCIAL POSITION

(Expressed in Canadian dollars)

	AS AT DECEMBER 31, 2019	AS AT JUNE 30, 2019
ASSETS
Current Assets
Cash	$2,852	$—
HST Receivable	36,419	36,419
Prepaid expenses and deposits	5,547	5,547
Total Current Assets	44,818	41,965

Non-Current Assets
Equipment, net of accumulated depreciation	996	1,332
Deferred development costs (Note 4)	1,036,418	1,036,418
TOTAL ASSETS	1,082,232	$1,079,716

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	191,130	191,130
Shareholder Loan (Note 5)	727,037	724,387
Total Current Liabilities	918,167	915,517

EQUITY
Share capital (Note 6)	1,060,855	1,060,505
Share subscriptions receivable (Note 6)	(10,505)	(10,505)
Deficit	(886,285)	(885,801)
TOTAL EQUITY	164,065	164,199
TOTAL LIABILITIES AND EQUITY	1,082,232	$1,079,716

Going Concern (Note 1)

On behalf of the Board of Directors:

Grant Sanders - Director	Michael Shamber - Director

See accompanying notes to the financial statements.

82

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in Canadian dollars)

	For the Six Months ended December 31,	For the Six Months ended December 31,
	2019	2018
Expenses
Consulting fees (Note 7)	$—	$—
Depreciation	336	336
Foreign exchange (gain) loss		—
Insurance		—
Office and miscellaneous		—
Professional fees	148	—
Rent	—	—
	—	—
Net Loss and Comprehensive Loss For The Period	$(484)	$(336)

 See accompanying notes to financial statements.

83

HYDRO POWER TECHNOLOGIES INC.

STATEMENTS OF CHANGES IN EQUITY

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

	SHARE CAPITAL

	NUMBER OF CLASS A COMMON SHARES	AMOUNT	SHARE SUBSCRIPTIONS RECEIVABLE	DEFICIT	TOTAL EQUITY

Balance at June 30, 2018	106,420,001	$1,060,505	$(10,505)	$(861,907)	$188,093
Net loss for the period	—	—	—	(23,222)	(23,222)

Balance at December 31, 2018	106,420,001	$1,060,505	$(10,505)	$(885,129)	$164,871

Balance at June 30, 2019	106,420,001	1,060,505	(10,505)	(885,801)	164,199
Shares issued	3,500,000	350	—		350
Net loss for the period	—			(484)	(484)

Balance at December 31, 2019	109,920,001	$1,060,855	$10,505	$(886,285)	$164,065

See accompanying notes to financial statements.

84

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

	For the year ended December 31,
	2019	2018
Operating Activities
Net loss for the period	$(316)	$(168)
Adjustments for non-cash items:
Depreciation	168	168
Changes in non-cash working capital items:

Prepaid expenses	—	—

HST Receivable	—	—
Accounts payable and accrued liabilities		—
Net Cash Flows Used In Operating Activities	(148)	—

Investing Activities
Deferred development costs	—	—
Purchase of equipment	—	—
Net Cash Flows Used In Investing Activities	—	—

Financing Activities
Advances from shareholder	—	2,650
Repayments to shareholder	—	—
Shares issued for cash	—	—
Net Cash Flows From Financing Activities	350	—
		3,000
(Decrease) Increase In Cash
Cash, Beginning of the period
Cash, End of the period		—
	$2,852	$—

85

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

1.       NATURE OF OPERATIONS AND GOING CONCERN

Hydro Power Technologies Inc. (the “Company”) was incorporated on December 4, 2013, under the laws of the province of Ontario, Canada, and its principal activity is the development of a technology that increases power output generated from hydro-electric turbines. The address of the Company’s corporate office and principal place of business is 5330 Mainway Drive, Burlington, Ontario, L7L 6A4.

These financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses from inception of $886,285. The Company needs to raise sufficient capital to fund its planned operations, administration expenses and future acquisitions. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at December 31, 2019, the Company had not yet achieved profitable operations and expects to incur further losses in the development of its business plan, all of which may cast significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

2.       BASIS OF PRESENTATION

The financial statements were authorized for issue on February 29, 2020, by the directors of the Company.

Statement of Compliance

The financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”).

Basis of Measurement

These financial statements have been prepared on a historical cost basis. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information.

3.       SIGNIFICANT ACCOUNTING POLICIES

a) Critical Accounting Judgments and Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. The financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements, and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and may affect both the period of revision and future periods.

86

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

a) Critical Accounting Judgments and Estimates (Continued)

Significant assumptions about the future and other sources of estimation uncertainty that managementhasmadeatthestatementof financialpositiondate,thatcould resultin a material adjustmentto the carrying amounts ofassets and liabilities,in the eventthatactualresults differ from assumptions made, relate to, but are not limited to, the following:

Judgments:

·	The inputs used in assessing the recoverability of deferred income tax assets to the extent that the deductible temporary differences will reverse in the foreseeable future and that the company will have future taxable income; and
·	The determination of the going concern assumption.

Estimates:

·	The carrying value of deferred development costs and allocation of expenditures to deferred development costs

b) Financial Instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument to another entity. Financial assets and financial liabilities are recognized on the statements of financial position at the time the Company becomes a party to the contractual provisions of the financial instrument.

Financial instruments are initially measured at fair value. Measurement in subsequent periods is dependent on the classification of the financial instrument. The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity, available-for-sale, and other financial liabilities.

i)       Financial Assets and Liabilities at Fair Value Through Profit or Loss

Financial assets and liabilities at fair value through profit or loss are either ‘held-for-trading’ or classified atfairvalue through profitorloss. They are initially and subsequently recorded at fair value and changes in fair value are recognized in profit or loss for the period.

The Company has designated its cash and cash equivalents as financial assets at fair value through profit or loss.

ii) Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value and subsequently on an amortized cost basis using the effective interest method, less any impairment losses. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period, which are classified as non-current assets.

The Company does not have any financial instruments designated as loans and receivables.

87

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Financial Instruments (Continued)

iii) Held-to-Maturity

Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company’s intention to hold these investments to maturity. They are initially recorded at fair value and subsequently measured at amortized cost.

The Company does not have any held-to-maturity financial assets.

iv) Available-For-Sale

Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not classified in any other financial asset categories. They are initially and subsequently measured at fair value and the changes in fair value, other than impairment losses are recognized in other comprehensive income (loss) and presented in the fair value reserve in shareholders’ equity. When the financial assets are sold or an impairmentwrite-down is required, losses accumulated in the fair value reserve recognized in shareholders’ equity are included in profit or loss.

The Company does not have any available-for-sale financial assets.

v) Other Financial Liabilities

Other financial liabilities are recognized initially at fair value plus any directly attributable transaction costs on the date at which the Company becomes a party to the contractual provisions of the instrument. Subsequent to initial recognition, the Company’s financial liabilities are measured at amortized cost using the effective interest method. The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled, or expired.

The Company’s non-derivative financial liabilities are its accounts payable and accrued liabilities and convertible loan, which are designated as other liabilities.

c) Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. As at December 31, 2019, the Company had $2,852 cash equivalents (Nil at December 31, 2018).

d) Income Taxes

Current income tax

Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the Canadian taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date.

Current tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

88

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Income Taxes (Continued)

Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax

Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax is recognized in net income except to the extent that it relates to a business combination or items recognized directly in equity or in other comprehensive income or loss.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferredincometaxassetsanddeferredincometaxliabilitiesareoffset,ifalegallyenforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

e) Equipment

Equipment is stated at historical cost less accumulated depreciation and accumulated impairment losses. Equipment is depreciated over its estimated useful lives. The cost of an item includes the purchase price and directly attributable costs to bring the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Where an item of equipment comprises major components with different useful lives, the components are accounted for as separate items of equipment.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statement of income and comprehensive income during the financial period in which they are incurred.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized in profit or loss.

89

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

e) Equipment (Continued)

Depreciation is recognized using the following rate and method:

Depreciation rate
Computer equipment	30% declining balance
Furniture	20% declining balance

Depreciation methods, useful lives and residual values are reviewed at each financial year end and are adjusted if appropriate.

f)       Research and Development

Research costs are expensed when incurred. Development costs are expensed when incurred prior to the establishment of technical feasibility. Subsequent to the establishment of technical feasibility and probable future benefits, the costs associated with the development of a commercial product for which adequate resources exist to market the product are capitalized as deferred development costs. Capitalization of development costs ceases when the product is available for general release to customers. Deferred development costs are amortized, commencing when the product in question is commercially available for sale.

g) Impairment of non-financial assets

The Company reviews the carrying value of its non-financial assets, which include equipment and deferred development costs at each reporting date to dertermine whether events or changed circumstances indicate that the carrying value may not be recoverable.

For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (a “cash-generating unit” or “CGU”).

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discontinued to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is recognized if the carrying value of a non-financial asset exceeds the recoverable amount. Impairment losses are recognized in pofit or loss. Impairment losses recognized in respect of the CGUs are allocated first to reduce the carrying amount of any goodwill allocated to the unit, and then to reduce the carrying amounts of the other assets in the CGU on a pro rata basis.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of amortization, if no impairment loss has been recognized.

90

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

3.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Accounting Standards Issued But Not Yet Adopted

The Company has assessed the impact of these new standards on its financial statements and has determined that the application of these standards will not have a material impact on the results and financial position of the Company.

New Standard IFRS 9 “Financial Instruments”

This new standard is a partial replacement of IAS 39 “Financial Instruments: Recognition and Measurement”. IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets.

The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2018.

New Standard IFRS 13 “Fair Value Measurement”

This new standard replaces the fair value measurement guidance currently included in various other IFRS standards with a single definition of fair value and extensive application guidance. IFRS 13 provides guidance on how to measure fair value and does not introduce new requirements for when fair value is required or permitted. It also establishes disclosure requirements toprovideusers of thefinancial statements withmoreinformationabout fair value measurements.

Amended Standard IAS 1 “Presentation of Financial Statements”

This standard provides extensive guidance on determining fair value for measurement or disclosure purposes.

91

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

4.       DEFERRED DEVELOPMENT COSTS

The following is a summary of activity for deferred development costs.

Balance June 30, 2014	$321,181

Additions:
Consulting (Note 7)	$115,278
Engineering	60,767
Professional fees	19,936
Rent	12,167
Travel	2,218
210,366
Balance June 30, 2015	$531,547

Additions:
Consulting (Note 7)	$110,750
Engineering	66,206
Rent	11,934
188,890
Balance June 30, 2016	$720,437

Additions:
Consulting (Note 7)	$314,668
Rent	1,116
315,784
Balance December 31, 2019 and June 30, 2019	$1,036,418

5.       SHAREHOLDER LOAN

The Company received advances from a shareholder in order to help fund operations. These amounts are secured by the intellectual property of the Company, have no repayment terms, and bear interest at 5% per annum of which both the lender, and the Company have agreed to waive the interest.

Balance, receivable as at June 30, 2015, included in "Due from Shareholder"	(73,252)

Shareholder advances during the year	487,411
Repayments during the year	(52,505)
Balance payable as at June 30, 2016	$361,654

Shareholder advances during the period	342,026
Balance payable as at June 30, 2017	$703,680

Shareholder advances during the period	20,707
Balance payable as at June 30, 2018	$724,397

Shareholder advances during the period	—
Balance payable as at June 30, 2019	$724,387

Shareholder advances during the period	2,650
Balance payable as at December 31, 2019	$727,037

92

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

6.       SHARE CAPITAL

a) Authorized Share Capital

-Unlimited number of voting Class A common shares without par value.

-Unlimited number of non-voting Class B common shares without par value – None issued

-Unlimited number of non-cumulative, voting, redeemable, retractable, Class A special shares without par value – None issued

-Unlimited number of non-cumulative, non-voting, redeemable, retractable, Class B special shares without par value – None issued

b) Issued capital

Shares Issued in the period ended December 31, 2019:

On October 28, 2019, the Company issued 3,500,000 Class A common shares for cash proceeds of $350.

Shares Issued in the years ended June 30, 2019 and June 30, 2018:

None issued

Shares Issued in the period from incorporation on December 4, 2013 to June 30, 2017:

On the incorporation date of December 4, 2013, the Company issued founder’s shares consisting of 100,650,000 common shares with a total deemed value of $10,065. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On January 1, 2014, the Company issued 4,400,001 Class A common shares for cash proceeds of $440. This amount has not been collected and is reflected in the statement of financial position as share subscriptions receivable.

On February 14, 2014, the Company issued 650,000 Class A common shares for cash proceeds of $350,000.

On March 14, 2014, the Company issued 200,000 Class A common shares for cash proceeds of $200,000.

On April 8, 2014, the Company issued 50,000 Class A common shares for cash proceeds of $50,000.

On June 15, 2014, The Company issued 300,000 Class A common shares for cash proceeds of $150,000.

On September 30, 2014, the Company issued 170,000 class A common shares for cash proceeds of $300,000.

93

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

7.       RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at amounts agreed to by the transacting parties. Amounts due to and due from related parties do not bear interest, are unsecured, have no fixed payment terms, and are due on demand.

Key Management Compensation:

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist of executive and non-executive members of the Company’s Board of Directors and corporate officers.

8.       FINANCIAL RISK MANAGEMENT

a)       Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, trade payables and other accrued liabilities and shareholder’s advances. The carrying values of these financial instruments approximate their fair values because of their short term nature and/or the existence of market related interest rates on the instruments.

IFRS requires disclosures about the inputs to fair value measurements, including their classification within a hierarchy thatprioritizes the inputs to fairvalue measurement. The three levels of hierarchy are:

· Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

· Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

· Level 3 – Inputs for the asset or liability that are not based on observable market data.

b)       Financial Instruments Risk

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its bank accounts. The Company’s bank accounts are held with a major bank in Canada. As all of the Company’s cash and cash equivalents are held by one bank in Canada, there is a concentration of credit risk. This risk is managed by using a major bank that is a high credit quality financial institution as determined by rating agencies.

94

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

a) Financial Instruments Risk (Continued)

Liquidity risk

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time. The Company is dependent on the availability of credit from its suppliers and its ability to generate sufficient funds from its equity and debt financing to meet current and future obligations. There is no guarantee that such financing will be available on terms acceptable to the Company (Note 1).

Market risk

Market risk is the risk that changes in market factors, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net earnings or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns. Management has determined this risk to be minimal at this stage.

Foreign currency exchange rate risk and commodity price risk

Foreignexchangeriskistheriskthat thefair valueof futurecashflowsof afinancialinstrument will fluctuate because of changes in foreign exchange rates. Commodity price risk is the risk that market values and future incomes will fluctuate because of changes in commodity prices. The Company does not have any direct exposure to foreign currency exchange rate risk or commodity price risk. The Company had no forward exchange rate contracts or commodity price contracts in place as at December 31, 2019 or June 30, 2019.

Interest rate risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. As at December 31, 2019, the Company did not have any significant interest rate risk.

c)       Capital Management

The Company defines capital that it manages as shareholders' equity that is expected to be realized in cash. The Company raises capital through private share offerings and related party loans and advances. Capital is managed in a manner consistent with the risk criteria and policies provided by the board of directors and followed by management. All sources of financing and major expenditures are analyzed by management and approved by the board of directors.

The Company’s primary objectives when managing capital is to safeguard and maintain the Company’s financial resources for continued operations and to fund programs to further advance their hydro power technology. The Company is meeting its objective of managing capital through detailed review and the preparation of short-term and long-term cash flow analysis to maintain sufficient resources.

95

HYDRO POWER TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTERS ENDED DECEMBER 31, 2019 and 2018

(Expressed in Canadian dollars)

8.       FINANCIAL RISK MANAGEMENT (Continued)

c) Capital Management (Continued)

The Company is able to scale its expenditure programs and the use of capital to address market conditions by reducing expenditures and the scope of operations during periods of economic downturn.

There were no changes in the Company's approach to capital management during the period ended December 31, 2019. The Company is not subject to any externally imposed capital requirements.

9.       QUALIFYING TRANSACTION

On December 30, 2013, the Company signed a non-binding letter of intent with Credent Capital Corp. (“Credent Capital”), a corporation existing under the laws of British Columbia, Canada, which outlines the general terms and conditions pursuant to which the Company and Credent Capital will be willing to complete a transaction that will effectively result in the acquisition by Credent Capital of the shares of the Company, and a reverse take-over of Credent Capital by the shareholders of the Company.

96